PROSPECTUS

  OCTOBER 1, 1988 AS AMENDED
         MARCH 1, 1999
______________________________

         STOCK FUNDS





            [LOGO]





                   [COVER WITH WALL STREET JOURNAL, PCS]





                                             _________________________________

                                                  GROWTH BALANCED FUND
                                                   INCOME EQUITY FUND
                                                VALUGROWTH SM STOCK FUND
                                                  DIVERSIFIED EQUITY FUND
                                                    GROWTH EQUITY FUND
                                                LARGE COMPANY GROWTH FUND
                                                DIVERSIFIED SMALL CAP FUND
                                                 SMALL COMPANY STOCK FUND
                                               SMALL CAP OPPORTUNITIES FUND
                                                    INTERNATIONAL FUND

                                             _________________________________







______________________________________________________________________________
|MUTUAL FUNDS ARE NOT INSURED BY THE FDIC,  |                |                 |
|FEDERAL RESERVE SYSTEM, U.S. GOVERNMENT,   |MAY LOSE VALUE  |NO BANK GUARANTEE|
|OR ANY GOVERNMENT AGENCY                   |                |                 |
|___________________________________________|________________|________________ |

                                   PROSPECTUS

                           OCTOBER 1, 1998 AS AMENDED
                                  MARCH 1, 1999



                                  STOCK FUNDS



                              GROWTH BALANCED FUND


                               INCOME EQUITY FUND


                           VALUGROWTH (SM) STOCK FUND


                             DIVERSIFIED EQUITY FUND


                               GROWTH EQUITY FUND


                            LARGE COMPANY GROWTH FUND


                           DIVERSIFIED SMALL CAP FUND


                            SMALL COMPANY STOCK FUND


                          SMALL CAP OPPORTUNITIES FUND


                               INTERNATIONAL FUND










AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, or ANY OTHER GOVERNMENT AGENCY.

INVESTING IN ANY MUTUAL FUND HAS RISK. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN ANY OF THE FUNDS.

NO GOVERNMENTAL AGENCY, INCLUDING THE SECURITIES AND EXCHANGE COMMISSION, HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER OR NOT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          TABLE OF CONTENTS

  OVERVIEW ....................................2
                                                                  [OVERVIEW TAB]


  FINANCIAL HIGHLIGHTS ........................10
                                                      [FINANCIAL HIGHLIGHTS TAB]


  GLOSSARY.....................................20
                                                                  [GLOSSARY TAB]

[INVESTMENT ICON]
  INVESTMENT OBJECTIVES AND POLICIES ..........21
                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]

[RISK ICON]
  RISK CONSIDERATIONS..........................37
                                                       [RISK CONSIDERATIONS TAB]


  COMMON POLICIES..............................39
                                                           [COMMON POLICIES TAB]


  MANAGEMENT OF THE FUNDS .....................40
                                                   [MANAGEMENT OF THE FUNDS TAB]


  CHOOSING A SHARE CLASS ......................49
                                                    [CHOOSING A SHARE CLASS TAB]


  HOW TO BUY AND SELL SHARES ..................52
                                                         [HOW TO BUY SHARES TAB]


  DISTRIBUTIONS AND TAX MATTERS .............. 57
                                             [DISTRIBUTIONS AND TAX MATTERS TAB]


  OTHER INFORMATION ...........................59
                                                         [OTHER INFORMATION TAB]

2

--------------------------------------------------------------------------------
       OVERVIEW        [[OFFICE, WALL STREET JOURNAL]

     THE FOLLOWING IS A SUMMARY OF INFORMATION ABOUT THE FUNDS. BEFORE INVESTING, YOU SHOULD READ THE PROSPECTUS AND CONSIDER THE DISCUSSIONS UNDER INVESTMENT OBJECTIVES AND POLICIES AND RISK CONSIDERATIONS.

     NO SINGLE FUND IS A COMPLETE OR BALANCED INVESTMENT PROGRAM, BUT EACH CAN SERVE AS A PART OF YOUR OVERALL INVESTMENT PROGRAM.

THE FUNDS AT A GLANCE
[FUND ICON]

     Growth Balanced Fund seeks a combination of current income and capital appreciation. The other Funds seek capital growth or high capital return.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          FUND                                OBJECTIVE                           PRIMARY INVESTMENTS


GROWTH BALANCED FUND                Combination of current income and     15%-55% fixed income investments
                                    capital appreciation.                 and 45%-85% equity investments



INCOME EQUITY FUND                   Long-term capital  appreciation      Common stock of large high
                                     consistent with above-average        quality domestic companies.
                                     dividend income.

VALUGROWTH STOCK FUND                Long-term capital appreciation.      Stock of medium- and large-
                                                                          capitalization companies that
                                                                          have above average growth
                                                                          characteristics and that appear
                                                                          to be undervalued.

DIVERSIFIED EQUITY FUND              Long-term capital appreciation       Diversified investments in 5
                                     while moderating annual return       different equity investment
                                     volatility.                          styles.

GROWTH EQUITY FUND                   Long-term capital appreciation       Diversified investments in 3
                                     while moderating annual return       different equity investment
                                     volatility.                          styles.

LARGE COMPANY GROWTH FUND            Long-term capital appreciation.      Stock of large high-quality
                                                                          domestic companies with superior
                                                                          growth potential.

DIVERSIFIED SMALL CAP FUND           Long-term capital appreciation       Diversified investments in 5
                                     while moderating annual return       different small company equity
                                     volatility.                          investment styles.

SMALL COMPANY STOCK FUND             Long-term capital appreciation.      Stock of small and medium sized
                                                                          domestic companies.

SMALL CAP OPPORTUNITIES FUND         Long-term capital appreciation.      Equity securities of small
                                                                          domestic companies.

INTERNATIONAL FUND                   Long-term capital appreciation.      Stock of high-quality companies
                                                                          based outside of the United
                                                                          States.

CLASSES OF SHARES

     This Prospectus offers 3 classes of shares. Each class has a different fee structure. All of the Funds offer A Shares and B Shares. Growth Balanced Fund, Income Equity Fund, Diversified Equity Fund, and Growth Equity Fund also offer C Shares.
                                                                  [OVERVIEW TAB]

* A Shares are generally offered at their net asset value plus an initial sales charge. Certain Funds' A Shares may have distribution or shareholder servicing fees.

* B Shares are offered at their net asset value. B Shares have distribution and shareholder servicing fees and convert to A Shares within 7 years after purchase. If you redeem your B Shares within 6 years of purchase, you pay a contingent deferred sales charge. The amount of the charge depends on the length of time you hold the shares.

* C Shares are offered at their net asset value. C Shares have distribution fees. If you redeem your C Shares within a year of purchase, you pay a contingent deferred sales charge.

FUND STRUCTURES

     Some of the Funds invest directly in a portfolio of securities. Other Funds invest in 1 or more other funds identified in this prospectus as Portfolios. The Portfolios do not offer their shares to the public. Except when necessary to describe a Fund's investment in a Portfolio, this prospectus discusses a Fund's investments in a Portfolio as if the investments were made directly in individual securities.

MANAGEMENT OF THE FUNDS

     NORWEST INVESTMENT MANAGEMENT, INC. or NORWEST is the investment adviser for all of the Funds and all but 4 of the Portfolios. Norwest, a subsidiary of Norwest Bank Minnesota, N.A. or Norwest Bank, provides investment advice to institutions, pension plans, and other accounts and currently manages more than $28 billion in assets. SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. or SCHRODER is the investment adviser for 3 Portfolios: Schroder U.S. Smaller Companies Portfolio, International Portfolio, and Schroder EM Core Portfolio. Schroder specializes in providing international investment advice. WELLS FARGO BANK, N.A. or WELLS FARGO BANK is the investment adviser for International Equity Portfolio. Wells Fargo Bank furnishes investment guidance and policy direction to the Portfolio. INVESTMENT SUBADVISERS make investment decisions for certain Funds and Portfolios under Norwest's and Wells Fargo Bank's general supervision. This prospectus generally refers to Norwest, Schroder, Wells Fargo Bank or a subadviser as an Adviser.

     THE FORUM FINANCIAL GROUP of companies provide management, administrative, and underwriting services to the Funds.

INVESTMENT MINIMUMS AND RESTRICTIONS

The Funds require minimum initial investments of $1,000 and minimum subsequent investments of $100. Small Cap Opportunities Fund is closed to new investors.

4

EXCHANGES

     If you own Fund shares, you may exchange them for shares of certain other funds. Your exchange rights will vary depending on the class of shares you own.

DISTRIBUTIONS

     Each Fund distributes to shareholders its net capital gain, if any, at least annually. The Distributions and Tax Matters section discusses how often the Funds distribute net investment income.


RISK FACTORS
[RISK ICON]

     All investments in a Fund are subject to risk and may decline in value. The amount and types of risk vary from Fund to Fund depending on the Fund's investment objective, the Adviser's strategy, the markets the Fund invests in, the investments that the Fund makes, and prevailing economic conditions over the period of your investment.

     Every Fund also has the risk that its Adviser may not be successful in carrying out its investment strategy, that a portfolio manager may prove difficult to replace if he or she becomes unavailable to manage the Fund, and that the Fund's particular investment strategy may result in performance that is worse or better than the performance of the market as a whole. Your investment in a Fund also will have risk if you do not plan to invest for a period that is long enough to permit the investment to recover from an adverse market movement.

     The Funds are subject to "market risk," which is the general risk that the value of a Fund's investments may decline if the stock markets perform poorly. There also is a risk that a Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

     Funds that invest in smaller issuers or foreign issuers are riskier than other Funds. Investments in smaller issuers are subject to greater market volatility because securities of smaller issuers may not trade as often or be as widely owned as the securities of larger issuers. Investments in foreign issuers are subject to the risks of foreign political and economic instability and changes in foreign exchange rates. Foreign investments also are subject to government actions, including exchange controls and limits on repayments of foreign investments. Foreign governments may nationalize, tax, or confiscate investors' assets.

     Growth Balanced Fund divides its investments between fixed income securities and equity securities in varying proportions, with an emphasis on equity securities. An investment in the Fund will be subject both to the risks of fixed income securities and to the risks of equity securities.

     The investment income you receive from Growth Balanced Fund will vary with changes in interest rates. The value of the Fund's fixed income investments generally will fall when interest rates rise and rise when interest rates fall. The Fund's fixed income investments also are subject to "credit risk," which is the risk that an issuer will be unable, or will be perceived to be unable, to pay the interest and principal on its obligations when due.

     When interest rates fall, there is a risk that issuers will prepay fixed rate securities, forcing the Fund to invest in securities with lower interest rates than the prepaid securities. The Fund also may invest in mortgage- or other asset-backed securities. A decline in interest rates may result in losses in these securities' values and a reduction in their yields as the holders of the assets backing the securities prepay their debts. Rising interest rates may cause the average maturity of this Fund to rise due to a drop in prepayments. A rise in average maturity or duration increases the Fund's sensitivity to rising interest rates and potential for losses in value.
                                                                  [OVERVIEW TAB]

     In addition, the Adviser may vary, within a fixed range, the allocations of Growth Balanced Fund's assets into each type of investment. There is a risk that the allocations selected by the Adviser will not achieve the Fund's objective as effectively as other possible allocations.



EXPENSES OF INVESTING IN THE FUNDS

     The following table will assist you in understanding the expenses that you will bear directly and indirectly when you invest in a Fund.




                        Shareholder Transaction Expenses
                            (applicable to each Fund)

                                                               A                    B                       C
                                                             Shares               Shares                  Shares
----------------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
   (as a percentage of public offering price)                5.5%                Zero                  Zero
Maximum deferred sales charge
   (as a percentage of the lesser of original purchase       Zero                4.0%(1)               1.0%(2)
    price or redemption proceeds)

ANNUAL FUND OPERATING EXPENSE(7)
(as  a  percentage of average daily  net assets)

                                                                  GROWTH                             INCOME
                                                             BALANCED FUND(3)(6)                     EQUITY FUND
                                                          A         B          C            A          B          C
                                                        Shares    Shares    Shares        Shares    Shares     Shares(3)
                                                       --------- --------- ----------    --------- ---------- ----------
Investment Advisory Fee (4)                             0.13%     0.13%      0.13%         N/A        N/A        N/A
Rule 12b-1 Fees (AFTER FEE WAIVERS)(5)                  0.10%     0.75%      0.75%         N/A       0.75%      0.75%
Other    Expenses    (AFTER   FEE    WAIVERS   AND      0.41%     0.29%      0.29%        0.33%      0.33%      0.33%
REIMBURSEMENTS)
Investment Advisory Fee - Portfolios                    0.45%     0.45%      0.45%        .050%      0.50%      0.50%
Other Expenses - Portfolios                             0.06%     0.06%      0.06%        0.02%      0.02%      0.02%
  (AFTER FEE WAIVERS AND REIMBURSEMENTS)
Total Operating Expenses(7)                             1.15%     1.68%      1.68%        0.85%      1.60%      1.60%


6

                                                                VALUGROWTH                        DIVERSIFIED
                                                                STOCK FUND                       EQUITY FUND(6)
                                                             A               B              A          B          C
                                                           Shares         Shares          Shares    Shares     Shares(3)
                                                       --------------- --------------    --------- ---------- ----------


Investment Advisory Fee (4)                                0.78%           0.78%          0.16%      0.16%      0.16%
Rule 12b-1 Fees (AFTER FEE WAIVERS)(5)                      N/A            0.75%           N/A       0.75%      0.75%
Other Expenses (AFTER FEE WAIVERS AND                      0.22%           0.22%          0.29%      0.29%      0.29%
REIMBURSEMENTS)
Investment Advisory Fee - Portfolios(4)                     N/A             N/A           0.49%      0.49%      0.49%
Other Expenses - Portfolios                                 N/A             N/A           0.06%      0.06%      0.06%

  (AFTER FEE WAIVERS AND REIMBURSEMENTS)
Total Operating Expenses(7)                                1.00%           1.75%          1.00%      1.75%      1.75%


                                                                  GROWTH                         LARGE COMPANY
                                                              EQUITY FUND(6)                      GROWTH FUND(3)

                                                          A         B          C                A               B
                                                        Shares    Shares    Shares(3)         Shares          Shares
                                                       --------- --------- ----------    ---------------- --------------
Investment Advisory Fee (4)                             0.22%     0.22%      0.22%             N/A             N/A
Rule 12b-1 Fees (AFTER FEE WAIVERS)(5)                   N/A      0.75%      0.75%            0.10%           0.75%
Other    Expenses    (AFTER   FEE    WAIVERS   AND      0.26%     0.26%      0.26%            0.43%           0.33%
REIMBURSEMENTS)
Investment Advisory Fee - Portfolios(4)                 0.67%     0.67%      0.67%            0.65%           0.65%
Other Expenses - Portfolios                             0.10%     0.10%      0.10%            0.02%           0.02%
  (AFTER FEE WAIVERS AND REIMBURSEMENTS)
Total Operating Expenses(7)                             1.25%     2.00%      2.00%            1.20%           1.75%

                                                             DIVERSIFIED SMALL                   SMALL COMPANY
                                                                 CAP FUND(3)                     STOCK FUND(6)
                                                             A               B                  A               B
                                                           Shares         Shares             Shares          Shares
                                                       --------------- --------------    ---------------- --------------
Investment Advisory Fee (4)                                0.00%           0.00%               N/A             N/A
Rule 12b-1 Fees (AFTER FEE WAIVERS)(5)                     0.10%           0.75%               N/A            0.75%
Other Expenses (AFTER FEE WAIVERS AND                      0.37%           0.27%              0.25%           0.25%
REIMBURSEMENTS)
Investment Advisory Fee - Portfolios(4)                    0.83%           0.83%              0.90%           0.90%
Other Expenses - Portfolios                                0.10%           0.10%              0.05%           0.05%
  (AFTER FEE WAIVERS AND REIMBURSEMENTS)
Total Operating Expenses(7)                                1.40%           1.95%              1.20%           1.95%


                                                                  [OVERVIEW TAB]



                                                                 SMALL CAP                     INTERNATIONAL FUND
                                                            OPPORTUNITIES FUND
                                                             A               B                  A               B
                                                           Shares         Shares             Shares          Shares
                                                       --------------- --------------    ---------------- --------------

Investment Advisory Fee (4)                                 N/A             N/A               0.25%           0.25%
Rule 12b-1 Fees (AFTER FEE WAIVERS)(5)                      N/A            0.75%               N/A            0.75%
Other    Expenses    (AFTER   FEE    WAIVERS   AND         0.50%           0.50%              0.56%           0.56%
REIMBURSEMENTS)
Investment Advisory Fee - Portfolio(4)                     0.60%           0.60%              0.42%           0.42%
Other Expenses - Portfolios                                0.15%           0.15%              0.27%           0.27%

  (AFTER FEE WAIVERS AND REIMBURSEMENTS)
Total Operating Expenses(7)                                1.25%           2.00%              1.50%           2.25%

(1) The maximum 4.0% deferred sales charge on B Shares applies to redemptions during the first year after purchase; the charge declines to 3.0% during the second and third years, 2.0% during the fourth and fifth years, 1.0% during the sixth year and zero the following year.

(2) The 1.0% deferred sales charge on C Shares applies only to redemptions during the first year after purchase.

(3) The expenses, and any fee waivers and reimbursements, for Growth Balanced Fund, Large Company Growth Fund, Diversified Small Cap Fund, and C shares of Income Equity Fund, Diversified Equity Fund and Growth Equity Fund are estimated.

(4) For Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund Diversified Small Cap Fund, and International Fund Investment Advisory Fee reflects an asset allocation fee, which absent fee waivers, would be 0.25%. Investment Advisory Fee - Portfolios states the investment advisory fees of any Portfolios in which a Fund invests. Absent fee waivers, Investment Advisory Fee - Portfolios for International Fund would be 0.47% and for Growth Equity Fund 0.68%.


(5)  Absent fee waivers, Rule 12b-1 Fees would be 1.00% for B Shares.

(6) Norwest and the Fund's Administrator have agreed to waive fees and reimburse expenses to maintain Small Company Stock Fund's total operating expenses at or below 1.20% for A Shares and 1.95% for B Shares. Any reduction of those waivers or reimbursements requires review by the Funds' Board of Trustees. Norwest and the Fund's Administrator have agreed to waive their fees through May 31, 1999 to ensure that the combined investment advisory, administrative and management services fees borne by Growth Balanced Fund, Diversified Equity Fund, and Growth Equity Fund do not exceed 0.68%, 0.75%, and 1.00% respectively. Any reduction of those waivers after May 31, 1999 requires Board approval.

(7) Absent estimated expense reimbursements and fee waivers, Other Expenses, Other Expenses-Portfolios, and Total Operating Expenses of A Shares would be: Growth Balanced Fund 0.47%, 0.12%, and 1.39%, Income Equity Fund 0.39%, 0.07, and 0.96%, ValuGrowth Stock Fund 0.47%, N/A, and 1.25%, Diversified Equity Fund 0.39%, 0.11% and, 1.24%, Growth Equity Fund 0.40%, 0.15%, and 1.48%, Large Company Growth Fund 0.49%, 0.08%, and 1.32%, Diversified Small Cap Fund 1.61%, 0.15%, and 2.94%, Small Company Stock Fund 0.47%, 0.11%, and 1.48%, Small Cap Opportunities Fund 1.03%, 0.15%, and 1.78%, and International Fund 0.83%, 0.31%, and 1.86%. Absent expense reimbursements and fee waivers, Other Expenses, Other Expenses-Portfolio(s) and Total Operating Expenses of B Shares would be: Growth Balanced Fund 0.33%, 0.12%, and 2.15%, Income Equity Fund 0.39%, 0.07%, and 1.96%, ValuGrowth Stock Fund 0.53%, N/A, and 2.31%, Diversified Equity Fund 0.39%, 0.11%, and 2.24%, Growth Equity Fund 0.43%, 0.15%, and 2.51%, Large Company Growth Fund 0.35%, 0.08%, and 2.08%, Diversified Small Cap Fund 1.47%, 0.15%, and 3.70%, Small Company Stock Fund 0.52%, 0.11%, and 2.53%, Small Cap Opportunities Fund 1.30%, 0.15%, and 3.05%, and International Fund 0.92%, 0.31%, and 2.95%. Absent estimated expense reimbursements and fee waivers, Other Expenses, Other Expenses-Portfolio(s) and Total Operating Expenses of C Shares would be: Growth Balanced Fund 0.33%, 0.12%, and 1.90%, Income Equity Fund 0.39%, 0.07%, and 1.71%, Diversified Equity Fund 0.39%, 0.11%, and 1.99%, and Growth Equity Fund 0.43%, 0.15%, and 2.26%. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

8

EXAMPLE

     The following hypothetical example indicates the dollar amount of expenses you would pay, assuming a $1,000 investment in a Fund's shares, the expenses listed in the Annual Fund Operating Expenses table, a 5% annual return, reinvestment of all distributions, the deduction of the maximum initial sales charge for A Shares and C Shares, the deduction of the contingent deferred sales charge for B Shares and C Shares applicable to a redemption at the end of the period and the conversion of B Shares to A Shares at the end of 7 years. THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLE.

                                           1 year       3 years          5 years          10 years
---------------------------------------------------------------------------------------------------------------------------------
Growth Balanced Fund
   A Shares                                  $64        $83               $104             $163
   B Shares
        Assuming redemption
        at the end of the period              57         83                111              199
        Assuming no redemption                17         53                 91              199
   C Shares
        Assuming redemption
        at the end of the period              27         53                 91              199
        Assuming no redemption                17         53                 91              199
Income Equity Fund

   A Shares                                   63         81                100              154
   B Shares

        Assuming redemption

        at the end of the period              56         80                107              190
        Assuming no redemption                16         50                 87              190

   C Shares
        Assuming redemption

        at the end of the period             26           50                87            190
        Assuming no redemption               16           50                87            190

ValuGrowth Stock Fund
   A Shares                                  65           85               107            171
   B Shares
        Assuming redemption
        at the end of the period             58           85               115            206
        Assuming no redemption               18           55                95            206
Diversified Equity Fund
   A Shares                                  65           85               107            171
   B Shares
        Assuming redemption
        at the end of the period             58           85               115            206
        Assuming no redemption               18           55                95            206
   C Shares
        Assuming redemption
        at the end of the period             28           55                95            206
        Assuming no redemption               18           55                95            206

                                                                  [OVERVIEW TAB]

Growth Equity Fund
   A Shares                                  67           92               120            198
   B Shares
        Assuming redemption
        at the end of the period             60           93               128            233
        Assuming no redemption               20           63              108             233
   C Shares
        Assuming redemption
          at the end of the period           30           63              108             233
        Assuming no redemption               20           63              108             233
Small Company Stock Fund
   A Shares                                  67           91              117             192
   B Shares
        Assuming redemption
          at the end of the period           60           91              125             227
        Assuming no redemption               20           61              105             227
Small Cap Opportunities Fund
   A Shares                                  67           93              120             198
   B Shares
        Assuming redemption
          at the end of the period           60           93              128             233
        Assuming no redemption               20           63              108             233
Large Company Growth Fund
   A Shares                                  67           91              117             192
   B Shares
        Assuming redemption
          at the end of the period           58           85               115            206
        Assuming no redemption               18           55                95            206
Diversified Small Cap Fund

   A Shares                                  67           91               117            192
   B Shares

        Assuming redemption

          at the end of the period           60           91               125             227
        Assuming no redemption               20           61               105             227

International Fund
   A Shares                                  69          100               132             224
   B Shares
        Assuming redemption

          at the end of the period           63          100               140             258
         Assuming no redemption              23           70               120             258



10

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS        [PC MONITORS]
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand each Fund's financial performance for 10 years or, if shorter, the Fund's operating history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund, assuming reinvestment of all distributions. The information from June 1, 1994 through May 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated July 21, 1998 about a Fund, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available at no charge upon request. These financial statements are incorporated by reference into the SAI. Other independent auditors audited information for prior periods.


                                                                        Net Realized
                                                                             and          Dividends   Distributions  Ending
                                           Beginning Net      Net        Unrealized       from Net     from Net    Net Asset
                                            Asset Value   Investment     Gain (Loss)     Investment    Realized    Value Per
                                             Per Share      Income     on Investments       Income       Gain        Share
---------------------------------------------------------------------------------------------------------------------------------
INCOME EQUITY FUND
A SHARES
Year Ended May 31, 1998                       $33.16         $0.52          $8.77          ($0.54)      ($0.72)      $41.19
Year Ended May 31, 1997                       $27.56         $0.57          $5.54          ($0.51)        --         $33.16
May 2, 1996(f) to May 31, 1996                $26.94         $0.07          $0.55            --           --         $27.56
B SHARES
Year Ended May 31, 1998                       $33.09         $0.24          $8.75          ($0.24)      ($0.72)      $41.12
Year Ended May 31, 1997                       $27.54         $0.36          $5.52          ($0.33)        --         $33.09
May 2, 1996(f) to May 31, 1996                $26.94         $0.02          $0.58            --           --         $27.54
----------------------------------------------------------------------------------------

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.

(c) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.

(d) Includes expenses allocated from the Portfolio in which the Fund invests.
(e) Reflects the activity of the Portfolio in which the Fund invests.
(f) Commencement of operations.
(g) Annualized.

                                                      [FINANCIAL HIGHLIGHTS TAB]



    Ratio to Average
       Net Assets
---------------------------------------

    Net                                             Portfolio     Average       Net Assets at
Investment       Net         Gross        Total     Turnover     Commission     End of Period
  Income       Expenses   Expenses(a)   Return(b)     Rate        Rate (c)     (000's Omitted)
-----------------------------------------------------------------------------------------------


 1.44%(d)      0.85%(d)     0.91%(d)     28.64%     3.46%(e)       $0.0585(e)     $75,144
   1.95%        0.85%        0.93%       22.40%       4.76%           $0.0792     $43,708
 3.69%(g)      0.91%(g)     1.91%(g)      2.30%       0.69%           $0.0942     $31,448

 0.69%(d)      1.60%(d)     1.91%(d)     27.67%     3.46%(e)       $0.0585(e)     $67,385
   1.24%        1.59%        1.96%       21.48%       4.76%           $0.0792     $33,626
 1.72%(g)      2.63%(g)     2.92%(g)      2.23%       0.69%           $0.0942     $17,318


12

VALUGROWTH STOCK FUND

                                                                     Net Realized
                                                                         and        Dividends   Distributions Ending
                                            Beginning       Net       Unrealized     from Net    from Net    Net Asset
                                               Net
                                           Asset Value  Investment   Gain (Loss)    Investment   Realized    Value Per
                                            Per Share     Income    on Investments    Income       Gain        Share
-----------------------------------------------------------------------------------------------------------------------

A SHARES
Year Ended May 31, 1998                      $25.06        $0.13        $4.69        ($0.16)      ($3.54)     $26.18
Year Ended May 31, 1997                      $22.63        $0.17        $4.80        ($0.13)      ($2.41)     $25.06
Year Ended May 31, 1996                      $18.82        $0.13        $3.93        ($0.13)      ($0.12)     $22.63
Year Ended May 31, 1995                      $17.17        $0.17        $1.66        ($0.18)        --        $18.82
Year Ended May 31, 1994                      $17.27        $0.10        $0.19        ($0.17)      ($0.22)     $17.17
Year Ended May 31, 1993                      $16.30        $0.17        $1.34        ($0.17)      ($0.37)     $17.27
December 1, 1991 to May 31, 1992             $14.48        $0.09        $1.83        ($0.10)        --        $16.30
Year Ended November 30, 1991                 $11.67        $0.18        $2.82        ($0.19)        --        $14.48
Year Ended November 30, 1990                 $12.67        $0.21       ($0.55)       ($0.21)      ($0.45)     $11.67
Year Ended November 30, 1989                 $10.03        $0.18        $2.61        ($0.15)        --        $12.67
January 8, 1988(e) to November 30, 1988      $10.00        $0.15        $0.03        ($0.15)        --        $10.03
B SHARES
Year Ended May 31, 1998                      $24.55       ($0.02)       $4.56        ($0.03)      ($3.54)     $25.52
Year Ended May 31, 1997                      $22.28        $0.01        $4.68        ($0.01)      ($2.41)     $24.55
Year Ended May 31, 1996                      $18.65       ($0.02)       $3.87        ($0.10)      ($0.12)     $22.28
Year Ended May 31, 1995                      $17.10        $0.07        $1.61        ($0.13)        --        $18.65
August 5, 1993(e) to May 31, 1994            $17.12        $0.07        $0.23        ($0.10)      ($0.22)     $17.10
-----------------------------------------------------------------------------------

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.

(c) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(d)  Annualized.
(e)  Commencement of operations; the original class of shares became A Shares.

                                                      [FINANCIAL HIGHLIGHTS TAB]

      Ratio to Average
          Net Assets
 -------------------------------------

     Net                                            Portfolio    Average    Net Assets at

  Investment      Net        Gross       Total      Turnover   Commission   End of Period
    Income     Expenses   Expenses(a)  Return(b)      Rate      Rate (c)   (000's Omitted)
-------------------------------------------------------------------------------------------


    0.56%        1.00%       1.26%       21.15%      74.25%      $0.0588           $27,771
    0.70%        1.01%       1.39%       23.32%      75.50%      $0.0781           $18,830
    0.63%        1.20%       1.42%       21.69%      105.43%     $0.0603           $15,232
    1.01%        1.20%       1.43%       10.72%      63.82%        --              $12,138
    1.06%        1.20%       1.43%       1.68%       86.07%        --              $12,922
    1.02%        1.20%       1.42%       9.32%       57.34%        --             $109,669
   1.34%(d)    1.19%(d)    1.64%(d)    26.46%(d)     29.50%        --              $68,659
    1.57%        1.19%       4.33%       25.84%      31.17%        --               $4,853
    1.88%        1.20%      11.73%      (2.91%)      38.67%        --                 $750
    1.58%        1.20%       8.38%       28.00%      65.89%        --                 $411
   1.84%(d)    1.19%(d)    2.50%(d)     2.04%(d)     30.90%        --                 $281

   (0.19%)       1.75%       2.31%       20.30%      74.25%      $0.0588            $8,943
   (0.07%)       1.76%       2.48%       22.33%      75.50%      $0.0781            $6,591
   (0.12%)       1.96%       2.54%       20.79%      105.43%     $0.0603            $5,130
    0.28%        1.95%       2.51%       9.88%       63.82%        --               $3,569
   0.25%(d)    1.95%(d)    2.55%(d)     2.36%(d)     86.07%        --               $2,218


14

DIVERSIFIED EQUITY FUND

                                                                  Net Realized
                                       Beginning                     and        Dividends  Distributions   Ending
                                          Net          Net        Unrealized     from Net    from Net    Net Asset
                                      Asset Value   Investment   Gain (Loss)    Investment   Realized    Value Per
                                       Per Share      Income    on Investments    Income       Gain        Share
--------------------------------------------------------------------------------------------------------------------

A SHARES
Year Ended May 31, 1998                 $36.51        $0.16         $8.99        ($0.27)      ($2.33)     $43.06
Year Ended May 31, 1997                 $30.56        $0.20         $6.10        ($0.16)      ($0.19)     $36.51
May 2, 1996(e)to May 31, 1996           $29.89        $0.02         $0.65          --           --        $30.56
B SHARES
Year Ended May 31, 1998                 $36.31       ($0.06)        $8.85        ($0.08)      ($2.33)     $42.69
Year Ended May 31, 1997                 $30.54        $0.03         $6.00        ($0.07)      ($0.19)     $36.31
May 6, 1996(e) to May 31, 1996          $29.41        $0.02         $1.11          --           --        $30.54
-------------------------------------------------------------------------------

(a) Includes expenses allocated from the Portfolios in which the Fund invests.

(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.

(c) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers



PAGE 15


                                                         Ratio to Average
                                                              Net Assets
                                                  ---------------------------------------
                                                    Portfolio    Average    Net Assets at
  Net
Investment       Net        Gross         Total      Turnover   Commission   End of Period
Income(a)     Expenses(a) Expenses(a)(b) Return(c)     Rate       Rate (d)   (000's Omitted)
----------------------------------------------------------------------------------------

  0.60%        1.00%        1.20%        26.08%       N/A(g)      N/A(g)         $56,350
  0.81%        1.02%        1.40%        20.75%       48.08%      $0.0626        $25,271
 1.88%(f)      1.52%(f)     4.06%(f)      2.24%        5.76%      $0.0671         $2,699

 (0.15%)       1.75%        2.19%        25.13%       N/A(g)      N/A(g)         $81,548
  0.09%        1.76%        2.41%        19.86%       48.08%      $0.0626        $33,870
 1.24%(f)      2.37%(f)     4.95%(f)      3.84%        5.76%      $0.0671         $2,447



(d) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual Funds financials statements.
(e)  Commencement of operations.
(f)  Annualized.

(g) Portfolio Turnover Rate and Average Commission Rate are not applicable as the Fund invested in more than one Portfolio.

                                                      [FINANCIAL HIGHLIGHTS TAB]

GROWTH EQUITY FUND


                                                                Net Realized
                                       Beginning                    and        Dividends  Distributions  Ending
                                          Net         Net       Unrealized     from Net    from Net    Net Asset
                                      Asset Value  Investment    Gain (Loss)   Investment   Realized    Value Per
                                       Per Share     Income    on Investments     Income      Gain        Share

------------------------------------------------------------------------------------------------------------------

A SHARES
Year Ended May 31, 1998                 $32.49       ($0.06)        $6.88        ($0.04)     ($3.54)      $35.73
Year Ended May 31, 1997                 $29.08       ($0.02)        $4.06        ($0.04)     ($0.59)      $32.49
May 2, 1996 to May 31, 1996(e)          $28.50         --           $0.58          --          --         $29.08
B SHARES
Year Ended May 31, 1998                 $32.28       ($0.23)        $6.72          --        ($3.54)      $35.23
Year Ended May 31, 1997                 $29.07       ($0.13)        $3.93          --        ($0.59)      $32.28
May 6, 1996 to May 31, 1996(e)          $28.18         --           $0.89          --          --         $29.07
-------------------------------------------------------------------------------

(a) Includes  expenses  allocated from the Portfolios in which the Fund invests.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(c) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.


PAGE 15


       Ratio to Average
          Net Assets
-------------------------------------------

      Net                                               Portfolio     Average    Net Assets at

  Investment        Net         Gross         Total      Turnover   Commission   End of Period
    Income      Expenses(a) Expenses(a)(b)  Return(c)      Rate       Rate(d)   (000's Omitted)
   (Loss)(a)
------------------------------------------------------------------------------------------------


    (0.11%)        1.25%        1.42%        22.55%       N/A(g)      N/A(g)            $21,567
    (0.12%)        1.30%        1.95%        14.11%       9.06%       $0.0565           $14,146
   0.34%(f)      2.08%(f)      6.40%(f)       2.04%       7.39%       $0.0617            $3,338

    (0.85%)        2.00%        2.45%        21.63%       N/A(g)      N/A(g)            $16,615
    (0.82%)        2.04%        3.02%        13.28%       9.06%       $0.0565            $8,713
  (0.40%)(f)     2.92%(f)      7.44%(f)       3.16%       7.39%       $0.0617              $703



(d) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual funds financials statements.
(e)  Commencement of operations.
(f)  Annualized.
(g) Portfolio Turnover Rate and Average Commission Rate are not applicable as the Fund invested in more than one Portfolio.

16

SMALL COMPANY STOCK FUND



                                                                              Net Realized

                                                                                  and        Dividends  Distributions
                                        Beginning       Net        Return      Unrealized    from Net     from Net
                                           Net
                                       Asset Value   Investment      of       Gain (Loss)   Investment    Realized
                                        Per Share      Income      Capital   on Investments    Income       Gain
-----------------------------------------------------------------------------------------------------------------------

A SHARES
Year Ended May 31, 1998                  $13.95       ($0.07)      ($0.07)       $1.09          --        ($2.90)
Year Ended May 31, 1997                  $14.02       ($0.04)        --          $0.88          --        ($0.91)
Year Ended May 31, 1996                  $10.64        $0.01         --          $3.93        ($0.03)     ($0.53)
Year Ended May 31, 1995                   $9.84        $0.12         --          $0.87        ($0.11)     ($0.08)
December 31, 1993 to May 31, 1994(f)     $10.00        $0.07         --         ($0.15)       ($0.08)       --
B SHARES
Year Ended May 31, 1998                  $13.63       ($0.11)      ($0.07)       $1.01          --        ($2.90)
Year Ended May 31, 1997                  $13.83       ($0.11)        --          $0.82          --        ($0.91)
Year Ended May 31, 1996                  $10.56       ($0.08)        --          $3.90        ($0.02)     ($0.53)
Year Ended May 31, 1995                   $9.82        $0.07         --          $0.84        ($0.09)     ($0.08)
December 31, 1993 to May 31, 1994(f)     $10.00        $0.06         --         ($0.17)       ($0.07)       --
-----------------------------------------------------------------

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.
(c) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual funds financials statements.


PAGE 17

       Ratio to Average Net Assets
-------------------------------------------
 Ending
Net Asset       Net                                               Portfolio     Average    Net Assets at
            Investment        Net         Gross         Total      Turnover   Commission   End of Period
Value Per     Income        Expenses    Expenses(a)    Return(b)     Rate       Rate(c)   (000's Omitted)
  Share      (Loss)
---------- -----------------------------------------------------------------------------------------------

 $12.00       (0.50%)        1.20%(d)     1.42%(d)      8.07%     166.16(e)     $0.0616(e)         $8,426
 $13.95       (0.38%)        1.19%        1.67%         6.34%     210.19%       $0.0774            $7,355
 $14.02        0.03%         1.21%        1.87%        38.22%     134.53%       $0.0555            $5,426
 $10.64        1.14%         0.53%        2.32%        10.19%      68.09%         -                $1,540
  $9.84        1.95%(g)      0.22%       10.66%(g)     (1.98%)(g)  14.98%         -                  $265

 $11.56       (1.26%)(d)     1.95%(d)     2.47%(d)      7.29%     166.16%(e)    $0.0616(e)         $5,799
 $13.63       (1.13%)        1.94%        2.73%         5.46%     210.19%       $0.0774            $5,125
 $13.83       (0.74%)        1.96%        2.96%        37.32%     134.53%       $0.0555            $4,125
 $10.56        0.38%         1.27%        3.56%         9.31%      68.09%         -                  $963
  $9.82        1.27(g)       0.98%(g)     20.87%(g)    (2.77%)(g)  14.98%         -                  $195



(d)  Includes expenses allocated from the Portfolio in which the Fund invests.
(e)  Reflects the activity of the Portfolio in which the Fund invests.
(f)  Commencement of operations.
(g)  Annualized.

16

SMALL CAP OPPORTUNITIES FUND
                                                      [FINANCIAL HIGHLIGHTS TAB]



                                                                   Net Realized
                                                                       and       Distributions Ending
                                      Beginning Net      Net        Unrealized    from Net    Net Asset
                                       Asset Value    Investment   Gain (Loss)    Realized    Value Per
                                        Per Share       Income    on Investments    Gain        Share
---------------------------------------------------------------------------------------------------------

A SHARES
Year Ended May 31, 1998                  $19.83        ($0.07)        $4.37        ($0.53)     $23.60
October 9, 1996(f)to May 31, 1997        $17.39        ($0.01)        $2.46        ($0.01)     $19.83
B SHARES
Year Ended May 31, 1998                  $19.75        ($0.05)        $4.15        ($0.53)     $23.32
November 8, 1996(f) to May 31, 1997      $17.41        ($0.05)        $2.40        ($0.01)     $19.75
---------------------------------------------------------------------------------


(a) Includes expenses from the Portfolioin which the Fund invests.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(c) Total  Return does not include the
    effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.



PAGE 17


                Ratio to Average
                    Net Assets
           ------------------------------------------

      Net                                               Portfolio    Average    Net Assets at
   Investment        Net        Gross        Total      Turnover   Commission   End of Period
Income (Loss)(a) Expenses(a) Expenses(a)(b)Return(c)     Rate(d)   Rate(d)(e)  (000's Omitted)
-----------------------------------------------------------------------------------------------


    (0.43%)         1.27%       1.86%        21.97%      54.98%      $0.0582            $6,870
   (0.18%)(g)     1.25%(g)    10.51%(g)      11.37%      34.45%      $0.0584              $522

    (1.21%)         2.02%       3.05%        21.03%      54.98%      $0.0582            $6,140
   (0.99%)(g)     2.06%(g)    27.27%(g)      13.53%      34.45%      $0.0584              $158


(d) Reflects the activity of the Portfolio in which the Fund invests.
(e) Average Commission Rate represents theaverage commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(f) Commencement of operations.
(g) Annualized.

18


INTERNATIONAL FUND




                                                               Net Realized
                                       Beginning                   and       Dividends    Ending
                                          Net          Net      Unrealized   from Net    Net Asset
                                      Asset Value  Investment  Gain (Loss)  Investment   Value Per
                                       Per Share     Income         on         Income      Share
                                                               Investments
----------------------------------------------------------------------------------------------------

A SHARES
Year Ended May 31, 1998                 $21.66        $0.03       $2.35       ($0.20)     $23.84
Year Ended May 31, 1997                 $19.82        $0.10       $1.94       ($0.20)     $21.66
November 1, 1995 to May 31, 1996        $17.97        $0.35       $1.83       ($0.33)     $19.82
April 1, 1995(g) to October 31, 1995    $16.50        $0.01       $1.46         --        $17.97
B SHARES
Year Ended May 31, 1998                 $21.55       ($0.09)      $2.31       ($0.07)     $23.70
Year Ended May 31, 1997                 $19.71       ($0.06)      $1.93       ($0.03)     $21.55
November 1, 1995 to May 31, 1996        $17.91        $0.25       $1.83       ($0.28)     $19.71
May 12, 1995(g)to October 31, 1995      $17.20        $0.01       $0.70         --        $17.91
----------------------------------------------------------------------------


(a) Includes expenses  allocated from the Portfolios in  which the Fund invests.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(c) Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and fee waivers.
(d) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(e)  Reflects the activity of the Portfolios in which the Fund invests.
(f)  Annualized.
(g)  Commencement of operations.
(h) Portfolio Turnover Rate and Average Commission Rate are not applicable as the Fund invested in more than one Portfolio.

                                                                              19
                                                      [FINANCIAL HIGHLIGHTS TAB]

                   Ratio to Average
                        Net Assets
            ----------------------------------------

    Net                                              Portfolio    Average     Net Assets at
 Investment      Net         Gross         Total     Turnover    Commission   End of Period
 Income(a)   Expenses(a) Expenses(a)(b)  Return(c)    Rate       Rate(d)     (000's Omitted)

---------------------------------------------------------------------------------------------


   0.44%        1.47%        1.72%        11.20%      N/A(h)       N/A(h)        $3,342
   0.42%        1.43%        1.72%        10.33%      48.23%(e)  $0.0202(e)      $2,240
  0.92%(f)    1.50%(f)      2.51%(f)      12.31%      14.12%(e)  $0.0325(e)      $1,080
  0.26%(f)    1.32%(f)     20.95%(f)       8.91%      29.41% (e)     --            $216

  (0.29%)       2.22%        2.81%        10.39%      N/A(h)       N/A(h)        $2,245
  (0.34%)       2.18%        2.76%         9.44%      48.23%(e)  $0.0202(e)      $1,667
(0.02%)(f)    2.25%(f)      3.11%(f)      11.79%      14.12%(e)  $0.0325(e)        $995
  0.17%(f)    1.27%(f)     14.57%(f)       4.30%      29.41%(e)      --            $395



20

--------------------------------------------------------------------------------
   GLOSSARY         [PC MONITORS]
--------------------------------------------------------------------------------

     This Glossary of frequently used terms will help you understand the discussion of the Funds' objectives, policies, and risks. Defined terms are capitalized when used in this prospectus.

Term                Definition
----                ----------
Board               The Board of Trustees of Norwest Advantage Funds.

CDSC                Contingent deferred sales charge.

Duration A measure of a debt security's average life that reflects the present value of the security's cash flow. The prices of securities with longer Durations generally are more volatile.

Fundamental         Requiring shareholder approval.

Investment Grade    Rated  at  the  time  of  purchase  in 1 of  the  4  highest long-term or 2 highest short-term ratings categories by an NRSRO or unrated and determined by the Adviser to be comparable quality.

Market              The total  market  value of a company's  outstanding  common
Capitalization      stock.

NRSRO               A nationally  recognized  statistical  rating  organization,
                    such  as  S&P,  that  rates  fixed  income   securities  and
                    preferred stock by relative credit risk.

Non-Investment      Neither rated at the time of purchase in 1 of the 4  highest
Grade               long-term or  2  highest short-term ratings categories by an
                    NRSRO   nor  unrated  and determined by the Adviser to be of
                    comparable quality.


Russell 1000(R)     An index of large- and medium- capitalization companies.
Index

Russell 2000(R)     An index of smaller capitalization  companies with a broader
Index               base of companies than the S&P 600 Small Cap Index.

S&P                 Standard & Poor's Corporation.

S&P 500 Index       Standard & Poor's 500 Composite  Stock Price Index, an index of large capitalization companies.


S&P 600 Small Cap   Standard  &  Poor's  Small  Cap 600  Composite  Stock  Price
Index               Index(C), an index of small capitalization companies.

SAI                 Statement of Additional Information.


SEC                 The U.S. Securities and Exchange Commission.

U.S. Government     A security issued or guaranteed as to principal and interest
Security            by   the   U.S.    Government,    its    agencies   or   its
                    instrumentalities.

--------------------------------------------------------------------------------
       INVESTMENT OBJECTIVES AND POLICIES       [OFFICE, WALL STREET JOURNAL]
--------------------------------------------------------------------------------

     This section discusses the investment objectives and policies of the Funds and the Portfolios. After each Fund's description, there is a short, alphabetical listing of the Fund's primary risks. The RISK CONSIDERATIONS section below discusses these risks.

THE FUNDS

GROWTH BALANCED FUND
                                                                  [GLOSSARY TAB]
                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

     INVESTMENT POLICIES. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund currently invests in 15 Portfolios.

     The Fund invests the equity portion of its portfolio in the 5 different equity investment styles of Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The Fund invests the fixed-income portion of its portfolio in Positive Return Bond Portfolio, Strategic Value Bond Portfolio, and Managed Fixed Income Portfolio. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments.

     ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                     Current                  Range Of
             Investment Style                                                      Allocation               Investment
             ----------------                                                      ----------               ----------
             DIVERSIFIED EQUITY FUND STYLE                                    65%                          45% - 85%
                      INDEX PORTFOLIO                                                 16.3%              11.3% - 21.3%
                      INCOME EQUITY PORTFOLIO                                         16.3%              11.3% - 21.3%
                      LARGE COMPANY STYLE                                             16.3%              11.3% - 21.3%
                          LARGE COMPANY GROWTH PORTFOLIO                                        13.0%     9.0% - 17.0%
                          DISCIPLINED GROWTH PORTFOLIO                                           3.3%     2.3% - 4.3%
                      DIVERSIFIED SMALL CAP STYLE                                      6.5%               4.5% - 8.5%
                          SMALL CAP INDEX PORTFOLIO                                              1.3%     0.9% - 1.7%
                          SMALL COMPANY GROWTH PORTFOLIO                                         1.6%     1.1% - 2%
                          SMALL COMPANY VALUE PORTFOLIO                                          1.6%     1.1% - 2%
                          SMALL COMPANY STOCK PORTFOLIO                                          1.0%     0.7% - 1.4%
                          SMALL CAP VALUE PORTFOLIO                                              1.0%     0.8% - 1.4%
                      INTERNATIONAL STYLE                                              9.8%               6.8% - 12.8%
                          INTERNATIONAL PORTFOLIO                                                7.2%     4.2% - 9.9%
                          INTERNATIONAL EQUITY PORTFOLIO                                         2.2%     1.5% - 2.9%
                          SCHRODER EM CORE PORTFOLIO                                             0.4%       0% - 2.0%

22

GROWTH BALANCED FUND (CONTINUED)

                                                                                     current                  range of
             investment style                                                      allocation               investment
             ----------------                                                      ----------               ----------

             DIVERSIFIED BOND FUND STYLE                                      35%                          15% - 55%
                      MANAGED FIXED INCOME PORTFOLIO                                  17.5%               7.5% - 27.5%
                      STRATEGIC VALUE BOND PORTFOLIO                                   5.8%               2.5% - 9.2%
                      POSITIVE RETURN BOND PORTFOLIO                                  11.7%                5% - 18.3%
             --------------------------------------------------------------------------------------------------------------
             TOTAL FUND ASSETS                                               100%

     The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. The Adviser will effect transactions periodically to reestablish the current allocation.

     As market or other conditions change, the Adviser may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Adviser does not anticipate making a substantial number of percentage changes. When the Adviser believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Adviser believes that a change will be temporary (generally, 3 years or less), it may effect the change by using futures contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
   Credit Risk                   Currency Rate Risk                 Foreign Risk
   Interest Rate Risk            Leverage Risk                      Market Risk
   Prepayment Risk               Small Company Risk

INCOME EQUITY FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation consistent with above-average dividend income.

     INVESTMENT POLICIES. The Fund invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. The Fund primarily emphasizes investments in securities of companies with above-average dividend income. In selecting securities for the Fund, the Adviser uses various valuation measures, including above-average dividend yields and below industry average price-to-earnings, price-to-book, and price-to-sales ratios. The Adviser considers large companies to be those whose Market Capitalization is greater than the median of the Russell 1000 Index.

     The Fund may invest in preferred stock, convertible securities, and securities of foreign companies. The Fund will not normally invest more than 10% of its total assets in the securities of a single issuer.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
        Currency Risk               Foreign Risk                     Market Risk

VALUGROWTH STOCK FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation.

     INVESTMENT POLICIES. The Fund invests primarily in medium- and large-capitalization companies that, in the view of the Adviser, possess above average growth characteristics, and appear to be undervalued. The Adviser considers medium-capitalization companies to be those whose Market Capitalization is in the range of $500 million to $8 billion. The Adviser considers large companies to be those whose Market Capitalization is greater than the median of the Russell 1000 Index.

     The Fund seeks to identify and invest in those companies with earnings and dividends that the Adviser believes will grow faster than both inflation and the economy in general. The Fund invests in companies with growth potential that, in the opinion of the Adviser, has not yet been fully reflected in the market price of the companies' shares. In seeking these investments, the Adviser relies primarily on a company-by-company analysis (rather than on a broader analysis of industry or economic sector trends. The Adviser considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line, or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once companies are identified as possible investments, the Adviser applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.

                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]

     The Fund may invest in companies that the Adviser considers to be "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments form a comparatively small portion of the Fund's portfolio.

     The Fund may invest up to 20% of its total assets in securities of foreign companies. The Fund also may write covered call options and purchase call options on equity securities to manage risk or enhance returns.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
         Currency Rate Risk            Foreign Risk                Leverage Risk
         Market Risk

DIVERSIFIED EQUITY FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     INVESTMENT POLICIES. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in a single investment style. The Fund currently invests in 12 Portfolios.

24

     The Fund's investments combine 5 different equity investment styles - an index style, an income equity style, a large company style, a diversified small cap style, and an international style. The Fund allocates the assets dedicated to large company investments to 2 Portfolios, the assets allocated to small company investments to 5 Portfolios and the assets dedicated to international investments to 3 Portfolios. Because Diversified Equity Fund blends 5 equity investment styles, it is anticipated that its price and return volatility will be less than that of Growth Equity Fund, which blends 3 equity investment styles.

     ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         Investment  Style                                                  Current                  Range of
         -----------------                                                Allocation                Investment
                                                                          ------------             ------------
         INDEX PORTFOLIO                                                  25%                     23.5% - 26.5%
         INCOME EQUITY PORTFOLIO                                          25%                     23.5% - 26.5%
         LARGE COMPANY STYLE                                              25%                     23.5% - 26.5%
                  LARGE COMPANY GROWTH PORTFOLIO                                  20%             18.5% - 21.5%
                  DISCIPLINED GROWTH PORTFOLIO                                    5%               3.5% - 6.5%
         DIVERSIFIED SMALL CAP STYLE                                      10%                      8.5% - 11.5%
                  SMALL CAP INDEX PORTFOLIO                                      2.0%              0.5% - 3.5%
                  SMALL COMPANY GROWTH PORTFOLIO                                 2.4%              0.9% - 3.9%
                  SMALL COMPANY VALUE PORTFOLIO                                  2.4%              0.9% - 3.9%
                  SMALL COMPANY STOCK PORTFOLIO                                  1.6%              0.1% - 3.1%
                  SMALL CAP VALUE PORTFOLIO                                      1.6%              0.1% - 3.1%
         INTERNATIONAL STYLE                                              15%                     13.5% - 16.5%
                  INTERNATIONAL PORTFOLIO                                       11.0%              8.1% - 13.1%
                  INTERNATIONAL EQUITY PORTFOLIO                                 3.4%              1.9% -  4.9%
                  SCHRODER EM CORE PORTFOLIO                                     0.6%               0% - 2.6%
         -----------------------------------------------------------------------
         TOTAL FUND ASSETS                                               100%

     The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market value. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
       Currency Rate Risk            Foreign Risk                  Leverage Risk
       Market Risk                   Small Company Risk

GROWTH EQUITY FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     INVESTMENT POLICIES. The Fund invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. The Fund currently invests in 9 Portfolios.

     The Fund's investments combine 3 different equity styles - a large company growth style, a diversified small cap style and an international style. The Fund allocates the assets dedicated to small company investments to 5
     Portfolios and the assets dedicated to international investments to 3 Portfolios. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of Diversified Equity Fund, which blends 5 equity styles.

     ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:
                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                   Current                     Range of
             Investment Style                                                     Allocation                  Investment
             ----------------                                                     ----------                  ----------
              LARGE COMPANY GROWTH PORTFOLIO                              35%                               33% - 37%
              DIVERSIFIED SMALL CAP STYLE                                 35%                               33% - 37%
                       SMALL CAP INDEX PORTFOLIO                                     7.0%                  5.0% - 9.0%
                       SMALL COMPANY GROWTH PORTFOLIO                                8.4%                  8.5% - 12.5%
                       SMALL COMPANY VALUE PORTFOLIO                                 8.4%                  8.5% - 12.5%
                       SMALL COMPANY STOCK PORTFOLIO                                 5.6%                  3.6% - 7.6%
                       SMALL CAP VALUE PORTFOLIO                                     5.6%                  3.6% - 7.6%
              INTERNATIONAL STYLE                                         30%                               28% - 32%
                       INTERNATIONAL PORTFOLIO                                      22.1%                 17.0% - 25.3%
                       INTERNATIONAL EQUITY PORTFOLIO                                6.8%                  4.8% - 8.8%
                       SCHRODER EM CORE PORTFOLIO                                    1.2%                   0%  - 5.1%
              ---------------------------------------------------------------------------------------------------------------
              TOTAL FUND ASSETS                                           100%

26

     The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market or other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
          Currency Rate Risk          Foreign Risk                 Leverage Risk
          Market Risk                 Small Company Risk

LARGE COMPANY GROWTH FUND
[INVESTMENT ICON]

     INVESTMENT  OBJECTIVE.  The  Fund's  investment  objective  is  to  provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Adviser believes have superior growth potential.

     INVESTMENT POLICIES. The Fund invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. The Adviser considers large companies to be those whose Market Capitalization is greater than the median of the Russell 1000 Index or approximately $3.7 billion. In selecting securities for the Fund, the Adviser seeks issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund may invest in the securities of companies whose growth potential is, in the Adviser's opinion, generally unrecognized or misperceived by the market.

     The Fund may invest up to 20% of its total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts. The Fund may not invest more than 10% of its total assets in the securities of a single issuer.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
           Currency Risk                Foreign Risk               Leverage Risk
           Market Risk

DIVERSIFIED SMALL CAP FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small capitalization equity investment styles.

     INVESTMENT POLICIES. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. The Fund invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. The Fund currently invests in 5 Portfolios.

     ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       Current                 Range of
           Investment Style                                           Allocation               Investment
           ----------------                                           ----------               ----------
           SMALL CAP INDEX PORTFOLIO                                      20%                18.5% - 21.5%
           SMALL COMPANY GROWTH PORTFOLIO                                 24%                22.5% - 25.5%
           SMALL COMPANY VALUE PORTFOLIO                                  24%                22.5% - 25.5%
           SMALL COMPANY STOCK PORTFOLIO                                  16%                14.5% - 17.5%
           SMALL CAP VALUE PORTFOLIO                                      16%                14.5% - 17.5%
           ------------------------------------------------------------------------------------------------------------
           TOTAL FUND ASSETS                                             100%


     The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 [RISK ICON]
           Leverage Risk               Market Risk            Small Company Risk


SMALL COMPANY STOCK FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is long-term capital appreciation.

     INVESTMENT POLICIES. The Fund invests primarily in the common stock of small and medium-size domestic companies that have Market Capitalizations well below that of the average company in the S&P 500 Index. The Adviser considers small companies to be those companies whose Market Capitalizations are less than the largest stock in the Russell 2000 Index or approximately $1.4 billion.

     The  Adviser   considers   medium   companies  to  be  those  whose  Market
     Capitalizations range from $500 million to $8 billion.

     In selecting securities for the Fund, the Adviser seeks securities with significant price appreciation potential and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The Fund invests in companies that may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which, in the view of the Adviser, may result in an enhanced entrepreneurial spirit and greater focus. The Adviser believes that such companies may develop into significant business enterprises and that an investment in these companies offers a greater opportunity for capital appreciation than an investment in larger, more established companies.

28

     The Fund may invest up to 20% of its total assets in the securities of foreign companies. The Fund may also write covered call options and purchase call options on equity securities to manage risk or enhance returns.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
           Currency Risk                   Foreign Risk              Market Risk
           Small Company Risk


SMALL CAP OPPORTUNITIES FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation. Current income will be incidental to the objective of capital appreciation.

     INVESTMENT POLICIES. The Fund invests primarily in equity securities of U.S. companies that, at the time of purchase, have Market Capitalizations of $1.5 billion or less.

     The Adviser attempts to identify securities of companies that it believes can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. The Adviser's assessment of a company's management's competence will be an important consideration. These criteria are not rigid and the Fund may make other investments to achieve its objective.

     The Fund will invest principally in equity securities, including common stocks, securities convertible into common stocks, or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. The Fund also may invest to a limited degree in non-convertible debt securities and preferred stocks.

     The Fund may use options and futures contracts to manage risk. The Fund also may use options to enhance return.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
           Leverage Risk           Market Risk                Small Company Risk

INTERNATIONAL FUND
[INVESTMENT ICON]

     INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States.

     INVESTMENT POLICIES. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in international securities. The Fund's investment portfolio combines 2 different investment styles - an international equity investment style and an international emerging markets investment style. The Fund invests in 2 Portfolios.

29

     ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   Current                  Range of
         Investment Style                                         Allocation               Investment
         ----------------------------------------------------------------------------------------------------------
         INTERNATIONAL PORTFOLIO                                    95%                       80% - 100%
         SCHRODER EM CORE PORTFOLIO                                 5%                         0% - 20%
         ----------------------------------------------------------------------------------------------------------
         TOTAL FUND ASSETS                                          100%

The percentage of Fund assets  invested in each  Portfolio may  temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
   Credit Risk                         Currency Rate Risk          Leverage Risk
   Geographic Concentration Risk       Interest Rate Risk
   Market Risk                         Foreign Risk

--------------------------------------------------------------------------------
DESCRIPTIONS OF PORTFOLIOS
--------------------------------------------------------------------------------

POSITIVE RETURN BOND PORTFOLIO

     The Portfolio seeks positive total return each calendar year regardless of general bond market performance by investing in a portfolio of U.S. Government Securities and corporate fixed income securities. The Portfolio's assets are divided into 2 components, short bonds with maturities (or average life) of 2 years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on movement in the prices of bonds rather than on the Adviser's forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The average dollar-weighted maturity of the Portfolio will vary between 1 and 30 years.

     Under normal circumstances, the Portfolio invests at least 50% of its net assets in U.S. Government Securities, including U.S. Treasury Securities. The Portfolio only purchases securities that are rated, at the time of purchase, within 1 of the 2 highest long-term rating categories assigned by an NRSRO or that are unrated and determined by the Adviser to be of comparable quality. The Portfolio may invest up to 25% of its assets in securities rated in the second highest rating category. The Portfolio does not invest more than 25% of its total assets in zero-coupon securities, securities with variable or floating rates of interest or asset-backed securities.

30

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
       Credit Risk                 Interest Rate Risk              Leverage Risk
       Market Risk                 Prepayment Risk

MANAGED FIXED INCOME PORTFOLIO

     The Portfolio seeks consistent fixed income returns by investing primarily in Investment Grade intermediate-term securities. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar-denominated, fixed income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others. The Adviser emphasizes the use of intermediate maturity securities to lessen Duration and employs low risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. The Adviser considers intermediate-term securities to be those with maturities of between 2 and 20 years.

     The Portfolio will limit its investment in mortgage-backed securities to not more than 65% of its total assets and its investment in other asset-backed securities to not more than 25% of its net assets. In addition, the Portfolio may not invest more than 30% of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

     The Portfolio only purchases Investment Grade securities. The Portfolio normally will have an average dollar-weighted portfolio maturity of between 3 and 12 years and a Duration of between 2 and 6 years.

     The Portfolio also may invest up to 10% of its total assets in securities issued or guaranteed by foreign governments the Adviser deems stable, or their subdivisioins, agencies, or instrumentalities; loan or security participations; securities of supranational organizations; and municipal securities.

     The Portfolio may use options, swap agreements, interest rate caps, floors, and collars and futures contracts to manage risk. The Portfolio also may use options to enhance return.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
      Credit Risk                  Foreign Risk               Interest Rate Risk
      Leverage Risk                Market Risk                Prepayment Risk

STRATEGIC VALUE BOND PORTFOLIO

     The Portfolio seeks total return by investing primarily in income producing securities. The Portfolio invests in a broad range of fixed income instruments in order to create a strategically diversified portfolio of fixed income investments.

     These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government Securities, preferred stock, convertible bonds and foreign bonds.

     The Adviser focuses on relative value as opposed to predicting the direction of interest rates. In general, the Portfolio seeks higher current income instruments such as corporate bonds and mortgage-and other asset-backed securities in order to enhance returns. The Adviser believes that this exposure enhances performance in varying economic and interest rate cycles and avoids excessive risk concentrations. The Adviser's investment process involves rigorous evaluation of each security, including identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument, and expected returns in varying economic/interest rate environments. The Adviser uses this process to seek to identify securities which represent the best relative economic value. The Adviser then evaluates the results of the investment process against the Portfolio's objective and purchases those securities that are consistent with the Portfolio's investment objective.

                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]

     The Portfolio particularly seeks strategic diversification. The Portfolio will not invest more than:

*     75% of its total assets in corporate bonds;

*     65% of its total assets in mortgage-backed securities;

*     50% of its total assets in asset-backed securities; or

*     25% of its total assets in a single industry of the corporate market.

     The Portfolio may invest in U.S. Government Securities without restriction. The Portfolio generally will not invest more than 5% of its total assets in the corporate bonds of any single issuer.

     The Portfolio will invest 65% of its total assets in fixed-income securities rated, at the time of purchase, within the 3 highest rating categories assigned by at least 1 NRSRO, or which are unrated and determined by the Adviser to be of comparable quality. The Portfolio may invest up to 20% of its total assets in Non-Investment Grade securities.

     The average maturity of the Portfolio will vary between 5 and 15 years. In the case of mortgage-backed and similar securities, the Portfolio uses the security's average life in calculating the Portfolio's average maturity. The Portfolio's Duration normally will vary between 3 and 8 years.

     The Portfolio may use options, swap agreements, interest rate caps, floors, and collars and futures contracts to manage risk. The Portfolio also may use options to enhance return.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
  Credit Risk                      Interest Rate Risk              Leverage Risk
  Market Risk                      Prepayment Risk

32

INDEX PORTFOLIO

     The Portfolio is designed to replicate the return of the S&P 500 Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index. The Adviser generally executes portfolio transactions for the Portfolio only to replicate the composition of the S&P 500 Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions and may invest in index futures contracts to a limited extent. For these and other reasons, the Portfolio's performance can be expected to approximate but not equal the S&P 500 Index.

     The S&P 500 Index tracks the total return performance of 500 common stocks which are chosen for inclusion in the S&P 500 Index by S&P on a statistical basis. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70% of the total market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of its value. The S&P 500 Index emphasizes large capitalizations and, typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries.

     S&P does not sponsor, sell, promote, or endorse the Portfolio. S&P does not warrant that the S&P 500 Index is a good investment, is accurate or complete, or will track general stock market performance.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
     Leverage Risk            Market Risk                     Index Risk



INCOME EQUITY PORTFOLIO

     The Income Equity Fund section of this prospectus describes this Portfolio.

LARGE COMPANY GROWTH PORTFOLIO

     The Large Company Growth Fund section of this prospectus describes this Portfolio.

DISCIPLINED GROWTH PORTFOLIO

     The Portfolio seeks capital appreciation by investing in common stocks of larger companies. The Portfolio seeks higher long-term returns by investing primarily in the common stock of companies that, in the view of the Adviser, possess above average potential for growth. The Portfolio invests in companies with average Market Capitalizations greater than $5 billion.

     The Portfolio seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the Adviser uses both quantitative and fundamental analysis. The Adviser may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The Adviser uses a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals identified by the Adviser. In addition to approximately equal weighting of portfolio securities, the Adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
      Market Risk

                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]
SMALL CAP INDEX PORTFOLIO

     The Portfolio seeks to replicate the return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market values of the S&P 600 Small Cap Index. The Adviser generally executes portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Fund may hold cash or cash equivalents to facilitate payment of the Fund's expenses or redemptions and may invest in index futures contracts. For these and other reasons, the Portfolio's performance can be expected to approximate but not equal that of the S&P 600 Small Cap Index.

     The S&P 600 Small Cap Index tracks the total return performance of 600 common stocks which are chosen for inclusion in the S&P 600 Small Cap Index by S&P on a statistical basis. The 600 securities, most of which trade on the New York Stock Exchange, represent 4% of the total market value of all U.S. common stocks. Each stock in the S&P 600 Small Cap Index is weighted by its market value. The S&P 600 Small Cap Index emphasizes smaller capitalizations and typically, companies included in the S&P 600 Small Cap Index may not be the largest nor most dominant firms in their respective industries.

     S&P does not sponsor, sell, promote, or endorse the Portfolio. S&P does not warrant that the S&P 600 Small Cap Index is a good investment, is accurate or complete, or will track general stock market performance.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
    Leverage Risk                    Market Risk                      Index Risk


SMALL COMPANY STOCK PORTFOLIO

     The Small Company Stock Fund section of this prospectus describes this Portfolio.

34

SMALL COMPANY GROWTH PORTFOLIO

     The Portfolio seeks to provide long-term capital appreciation by investing in smaller domestic companies. The Portfolio invests primarily in the common stock of small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose Market Capitalization is less than the largest stock in the Russell 2000 Index or approximately 1.4 billion.

     In selecting securities for the Portfolio, the Adviser seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management, or measures taken to close the gap between share price, and takeover/asset value.

     The Portfolio will invest up to 10% of its total assets in securities of foreign companies. The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
   Currency Risk                    Foreign Risk                     Market Risk
   Small Company Risk

SMALL COMPANY VALUE PORTFOLIO

     The Portfolio seeks to provide long-term capital appreciation by investing primarily in smaller companies whose Market Capitalization is less than the largest stock in the Russell 2000 Index or approximately $1.4 billion. The Adviser focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. Value investing may reduce downside risk and offer potential for capital appreciation as a stock gains favor among other investors and its stock price rises.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
          Market Risk                         Small Company Risk


SMALL CAP VALUE PORTFOLIO

     The Portfolio seeks capital appreciation by investing in common stocks of smaller companies. The Portfolio will normally invest substantially all of its assets in securities of companies with Market Capitalizations that reflect the Market Capitalization of companies included in the Russell 2000 Index, which range from approximately $221.9 billion to $1.4 billion. The Portfolio seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that the Adviser believes to be undervalued and likely to report a level of corporate earnings exceeding the level expected by investors. The Adviser values companies based upon both the price-to-earnings ratio of the company, and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the Adviser uses both quantitative and fundamental analysis. Among other factors, the Adviser considers changes of earnings estimates by investment analysts, the recent trend of company earnings reports and the fundamental business outlook for the company.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
                     Market Risk                         Small Company Risk


INTERNATIONAL PORTFOLIO
                                        [INVESTMENT OBJECTIVES AND POLICIES TAB]

     The Portfolio seeks to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States. The Portfolio selects its investments on the basis of their potential for capital appreciation without regard to current income. The Portfolio also may invest in the securities of domestic closed-end investment companies that invest primarily in foreign securities and may invest in debt securities of foreign governments or their political subdivisions, agencies, or instrumentalities, of supranational organizations, and of foreign corporations. The Portfolio's investments are generally diversified among securities of issuers in foreign countries including, but not limited to, Japan, Germany, the United Kingdom, France, the Netherlands, Hong Kong, Singapore, and Australia. In general, the Portfolio will invest only in securities of companies and governments in countries that the Adviser, in its judgment, considers both politically and economically stable. The Fund may invest more than 25% of its total assets in investments in a particular country, region or type of investment.

     The Portfolio may purchase preferred stock and convertible debt securities, including convertible preferred stock. The Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
     Credit Risk                         Currency Rate Risk        Foreign Risk
     Geographic Concentration Risk       Interest Rate Risk        Leverage Risk
     Market Risk


INTERNATIONAL EQUITY PORTFOLIO

The Portfolio seeks to earn total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-United States companies. The Portfolio invests at least 80% of its assets in a diversified portfolio of common stock of companies located or operating in developed and emerging markets of the world. It is expected that the securities held by the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the United States. The Portfolio must invest its

36

assets in the securities of at least five different countries other than the United States. The Portfolio may also invest in American Depositary Receipts, European Depositary Receipts, or other similar instruments convertible into securities of foreign issuers.

The Adviser applies a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The Adviser examines financial data including a company's historical performance and its projected future earnings. The Adviser also considers other key criteria such as a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment. In allocating among countries, regions and industry sectors, the Adviser considers factors such as economic growth prospects, monetary and fiscal policies, political stability, currency trends, market liquidity and investor sentiment.


[RISK ICON]
     Currency Rate Risk          Foreign Risk      Geographic Concentration Risk
     Leverage Risk               Market Risk


SCHRODER EM CORE PORTFOLIO

     The Portfolio seeks to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of companies in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income is incidental to the Portfolio's objective.

     The Portfolio may invest, under normal market conditions, at least 65% of its total assets in emerging market equity and debt securities, including convertible securities and stock rights and warrants.

     The Adviser considers "emerging market" countries generally to be all those countries not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If the Adviser determines that the economy of a MSCI World-listed country is an emerging market economy, the Adviser may include such country in the emerging market category. The Portfolio will not necessarily seek to diversify investments on a geographic basis and may invest more than 25% of its total assets in issuers located in a single country.

     The Fund may invest up to 35% of its total assets in Non-Investment Grade fixed income securities. The Fund may enter into foreign exchange contracts, including forward contracts, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[RISK ICON]
     Credit Risk                         Currency Rate Risk         Foreign Risk
     Geographic Concentration Risk       Interest Rate Risk        Leverage Risk
     Market Risk                         Prepayment Risk

37
--------------------------------------------------------------------------------
  RISK CONSIDERATIONS       [PC MONITORS]
--------------------------------------------------------------------------------

This section describes the principal risks that may apply to the Funds. Each Fund's exposure to these risks depends upon its specific investment profile. The Fund's description in INVESTMENT OBJECTIVES AND POLICIES lists the Fund's principal risks.


CREDIT RISK
[RISK ICON]

     The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. This risk is greater for Non-Investment Grade securities.

CURRENCY RATE RISK
[RISK ICON]

     The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect a Fund's investments.


FOREIGN INVESTMENT RISK
[RISK ICON]

     The risk that foreign investments may be subject to political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors' assets. Also, the risk that the price of a foreign issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issues. This risk may be greater for investments in issuers in emerging or developing markets.

                                                       [RISK CONSIDERATIONS TAB]
GEOGRAPHIC CONCENTRATION RISK
[RISK ICON]

     The risk that factors adversely affecting a Fund's investments in issuers located in a state, country, or region will affect the Fund's net asset value more than would be the case if the Fund had made more geographically diverse investments.


INDEX RISK
[RISK ICON]

     The risk that a Fund designed to replicate the performance of an index of securities will replicate the performance of the index during adverse market conditions because the portfolio manager is not permitted to take a temporary defensive position or otherwise vary the Fund's investments to respond to the adverse market conditions.


INTEREST RATE RISK
[RISK ICON]

     The risk that changes in interest rates may affect the value of your investment. With fixed-rate securities, including U.S. Government Securities, an increase in interest rates typically causes the value of a Fund's securities to fall, while a decline in interest rates may produce an increase in the market value of the securities. Because of this risk, an investment in a Fund that invests in fixed income securities is subject to risk even if all the fixed income securities in

38

the Fund's portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

LEVERAGE RISK
[RISK ICON]

     The risk that some transactions may multiply smaller market movements into large changes in a Fund's net asset value. This risk may occur when a Fund borrows money or enters into transactions that have a similar economic effect, such as short sales or forward commitment transactions. This risk also may occur when a Fund makes investments in derivatives, such as options or futures contracts.


MARKET RISK
[RISK ICON]

     The risk that the market value of a Fund's investments will fluctuate as the stock and bond markets fluctuate generally. Market risk may affect a single issuer, industry, or section of the economy or may affect the market as a whole.


PREPAYMENT RISK
[RISK ICON]

     The risk that issuers will prepay fixed rate securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates than the prepaid securities. For a Fund investing in mortgage- and other asset-backed securities, this is also the risk that a decline in interest rates may result in holders of the assets backing the securities to prepay their debts, resulting in potential losses in these securities' values and yield. Alternatively, rising interest rates may reduce the amount of prepayments on the assets backing these securities, causing the Fund's average maturity to rise and increasing the Fund's sensitivity to rising interest rates and potential for losses in value.


SMALL COMPANY RISK
[RISK ICON]

     The risk that investments in smaller companies may be more volatile than investments in larger companies. Smaller companies may have higher failure rates than larger companies. A small company's securities may be hard to sell because the trading volume of the securities of smaller companies is normally lower than that of larger companies. Short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure.

--------------------------------------------------------------------------------
  COMMON POLICIES          [PC MONITORS]
--------------------------------------------------------------------------------

     Except as otherwise indicated, the Board may change the Fund's investment policies without shareholder approval. The Funds' investment objectives are Fundamental.


VOTING ISSUES

     In determining the outcome of shareholder votes, Norwest Advantage Funds normally counts votes on a share-by-share basis. This means that shareholders of Funds with comparatively high net asset values will have a comparatively smaller impact on the outcome of votes by all of the Funds than do shareholders of Funds with comparatively low net asset values.


DOWNGRADED SECURITIES

     Each Fund may retain a security whose rating has been lowered (or a security of comparable quality to a security whose rating has been lowered) below the Fund's lowest permissible rating category if the Fund's Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.


TEMPORARY DEFENSIVE POSITION
                                                           [COMMON POLICIES TAB]

     To respond to adverse market, economic, political, or other conditions, each Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents. When a Fund makes temporary defensive investments, it may not pursue its investment objective and is likely that its shareholders may be subject to federal and applicable state incoome taxes on a greater portion of the fund's income distributions.


PORTFOLIO TURNOVER

     From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses. The FINANCIAL HIGHLIGHTS table lists the Funds' portfolio turnover rate.


YEAR 2000 AND EURO

     The Funds could be adversely affected if the computer systems used by the Advisers and other service providers (and in particular, foreign service providers) to the Funds do not properly process and calculate date-related information and data from and after January 1, 2000 or information regarding the new common currency of the European Union. The Year 2000 and Euro issues also may adversely affect the Funds' investments.

     Norwest and Forum Financial Group are taking steps to address the Year 2000 and Euro issues for their computer systems and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. While the Funds do not anticipate any adverse effect on their computer systems from the Year 2000 and Euro issues, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

40

--------------------------------------------------------------------------------
 MANAGEMENT OF THE FUNDS      [OFFICE, WALL STREET JOURNAL]
--------------------------------------------------------------------------------


INVESTMENT ADVISORY SERVICES

     NORWEST INVESTMENT MANAGEMENT, INC. is the investment adviser for each Fund and each Portfolio, except the Portfolios advised by Schroder and Wells Fargo Bank. In this capacity, Norwest makes investment decisions for and administers the Funds' and Portfolios' investment programs. Norwest Investment Management, Inc.'s address is Norwest Center, Sixth Street and Marquette, Minneapolis, MN 55479.

     SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. is the investment adviser for Schroder U.S. Smaller Companies Portfolio, International Portfolio, and Schroder EM Core Portfolio. In this capacity, Schroder makes investment decisions for and administers those Portfolios' investment programs. Schroder Capital Management International Inc.'s address is 787 Seventh Avenue, 34th Floor, New York, NY 10019.

     WELLS FARGO BANK, N.A. is the investment adviser for International Equity Portfolio. In this capacity, Wells Fargo Bank makes investment decisions for and administers the Portfolio's investment program. Wells Fargo Bank's address is 525 Market Street, San Francisco, CA 94105.

     Norwest, Wells Fargo Bank and certain of the Funds and the Portfolios have retained INVESTMENT SUBADVISERS to make investment decisions for and administer the investment programs of those Funds and Portfolios. Norwest and Wells Fargo Bank decide which portion of the assets of a Fund or Portfolio the subadviser should manage and supervises the subadvisers' performance of their duties. The subadvisers are:

     GALLIARD CAPITAL MANAGEMENT, INC., or GALLIARD, an investment advisory subsidiary of Norwest Bank, provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations, and corporate and other business entities. Galliard Capital Management, Inc.'s address is 800 Lasalle Avenue, Suite 2060, Minneapolis, MN 55479.

     PEREGRINE CAPITAL MANAGEMENT, INC., or PEREGRINE, an investment advisory subsidiary of Norwest Bank, provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans, and 401(k) plans. Peregrine Capital Management Inc.'s address is Lasalle Plaza, 800 Lasalle Avenue, Suite 1850, Minneapolis, MN 55402.

     SMITH ASSET MANAGEMENT GROUP, L.P., or SMITH, an investment advisory affiliate of Norwest Bank, provides investment management services to company retirement plans, foundations, endowments, trust companies, and high-net-worth individuals using a disciplined equity style. Smith Asset Management Group, L.P.'s address is 300 Crescent Court, Suite 750, Dallas, TX 75201.

     WELLS CAPITAL MANAGEMENT INCORPORATED or WCM, a wholly-owned subsidiary of Wells Fargo Bank, provides investment advisory services to various bank and thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, corporations and other business entities. WCM's address is 525 Market Street, 10th Floor, San Francisco, CA 94105.

     Listed below, for each Fund, are the portfolio managers primarily responsible for the day-to-day management of the Funds' investments. The year a portfolio manager began managing a Fund or Portfolio follows the manager's name in parenthesis. The list includes the investment advisory fees payable to Norwest, Schroder or Wells Fargo Bank by the Fund and by any Portfolios in which it invests. The list states the investment advisory fees on an annualized basis as a percentage of a Fund's or Portfolio's average daily net assets. Descriptions of the portfolio managers' recent experience follow the list of portfolio managers and advisory fees.

How investment advisory fees are paid depends on whether or not a Fund invests in Portfolios.

* If a Fund invests directly in a portfolio of securities, Norwest receives an investment advisory fee directly from the Fund.

* If a Fund invests in a single Portfolio, Norwest, Schroder or Wells Fargo Bank receives an investment advisory fee from the Portfolio.

* If a Fund invests in more than 1 Portfolio, Norwest, Schroder or Wells Fargo Bank receives an investment advisory fee from each of those Portfolios. In addition, Norwest receives a fee from each Fund for the "asset allocation services" of determining the Funds' investments in the Portfolios and how much of the Fund's assets to invest in each Portfolio.

If a Fund invests in more than 1 Portfolio, the total amount of the investment advisory fee paid to Norwest, Schroder or Wells Fargo Bank as a result of the Fund's investments varies depending on how much of the Fund's assets are invested in and the investment advisory fee payable to each Portfolio.

Norwest and Wells Fargo Bank (and not the Funds or Portfolios) pays the subadvisers' investment subadvisory fees. The investment subadvisory fees do not increase the amount of the investment advisory fees paid to Norwest or Wells Fargo Bank by the Funds or Portfolios.

                                                   [MANAGEMENT OF THE FUNDS TAB]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GROWTH BALANCED FUND
 FUND ADVISORY FEE:             0.25%

 PORTFOLIO:                     POSITIVE RETURN BOND PORTFOLIO
 SUBADVISER:                    PEREGRINE
 PORTFOLIO MANAGERS:            William D. Giese, CFA (1994)  and Patricia Burns (1998).
 ADVISORY FEE:                  0.35%

 PORTFOLIO:                     STRATEGIC VALUE BOND PORTFOLIO
 SUBADVISER:                    GALLIARD
 PORTFOLIO MANAGERS:            Richard Merriam, CFA (1997), John Huber (1998), and David Yim
                               (1998).
 ADVISORY FEE:                  0.50%

42

GROWTH BALANCED FUND - CONTINUED

 PORTFOLIO:                     MANAGED FIXED INCOME PORTFOLIO
 SUBADVISER:                    GALLIARD
 PORTFOLIO MANAGERS:            Richard Merriam, CFA (1995) and Ajay Mirza (1998).
 ADVISORY FEE:                  0.35%

 PORTFOLIO:                     INDEX PORTFOLIO
 PORTFOLIO MANAGERS:            David D. Sylvester (1996) and Laurie R. White (1996).
 ADVISORY FEE:                  0.15%

 PORTFOLIO:                     INCOME EQUITY PORTFOLIO
 PORTFOLIO MANAGER:             David L. Roberts, CFA (1994).
 ADVISORY FEE:                  0.50%

 PORTFOLIO:                     LARGE COMPANY GROWTH PORTFOLIO
 SUBADVISER:                    PEREGRINE
 PORTFOLIO MANAGERS:            John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998).
 ADVISORY FEE:                  0.65%

 PORTFOLIOS:                    DISCIPLINED GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO
 SUBADVISER:                    SMITH
 PORTFOLIO MANAGER:             Stephen S. Smith, CFA (1997)
 ADVISORY FEE:                  DISCIPLINED GROWTH PORTFOLIO: 0.90%
                                SMALL CAP VALUE PORTFOLIO: 0.95%

 PORTFOLIO:                     SMALL CAP INDEX PORTFOLIO
 PORTFOLIO MANAGERS:            David D. Sylvester (1998) and Laurie R. White (1998).
 ADVISORY FEE:                  0.25%

 PORTFOLIO:                     SMALL COMPANY GROWTH PORTFOLIO
 SUBADVISER:                    PEREGRINE
 PORTFOLIO MANAGERS:            Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998).
 ADVISORY FEE:                  0.90%

 PORTFOLIO:                     SMALL COMPANY VALUE PORTFOLIO
 SUBADVISER:                    PEREGRINE
 PORTFOLIO MANAGERS:            Tasso H. Coin, Jr. (1995) and Douglas G. Pugh (1997).
 ADVISORY FEE:                  0.90%

 PORTFOLIO:                     SMALL COMPANY STOCK PORTFOLIO
 PORTFOLIO MANAGER:             Kenneth Lee (1999) and Thomas Zeifang (1999)
 ADVISORY FEE:                  0.90%

 PORTFOLIO:                     INTERNATIONAL PORTFOLIO
 ADVISER:                       SCHRODER
 PORTFOLIO MANAGER:             Michael Perelstein (1997)
 ADVISORY FEE:                  0.45%

 PORTFOLIO:                     INTERNATIONAL EQUITY PORTFOLIO
 SUBADVISER:                    WCM
 PORTFOLIO MANAGER:             Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)
 ADVISORY FEE:                  1.20%



  GROWTH BALANCED FUND - CONTINUED

  PORTFOLIO:                     SCHRODER EM CORE PORTFOLIO
  ADVISER:                       SCHRODER
  PORTFOLIO MANAGERS:            John A. Troiano (1997), Heather Crighton (1997), and Mark
                                 Bridgeman (1997)
  ADVISORY FEE:                  1.00%

  INCOME EQUITY FUND
  PORTFOLIO:                     INCOME EQUITY PORTFOLIO
  PORTFOLIO MANAGER:             David L. Roberts, CFA (1994) and Gary J.Dunn (1994).
  ADVISORY FEE:                  0.50%.


  VALUGROWTH STOCK FUND
  PORTFOLIO MANAGER:             Charles J. Meyer, CFA (1998)
  ADVISORY FEE:                  0.80% - first $300 million; 0.76% - next $400 million; 0.72% -
                                 remaining.


  DIVERSIFIED EQUITY FUND
  GROWTH EQUITY FUND
  FUND ADVISORY FEE:             0.25%

  PORTFOLIO:                     INDEX PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY)
  PORTFOLIO MANAGERS:            David D. Sylvester (1996) and Laurie R. White (1996)
  ADVISORY FEE:                  0.15%

  PORTFOLIO:                     INCOME EQUITY PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY)
  PORTFOLIO MANAGER:             David L. Roberts, CFA (1994)and Gary J. Dunn (1994)
  ADVISORY FEE:                  0.50%

  PORTFOLIO:                     LARGE COMPANY GROWTH PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGERS:            John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
  ADVISORY FEE:                  0.65%

  PORTFOLIOS:                    DISCIPLINED GROWTH PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY) AND
                                 SMALL CAP VALUE PORTFOLIO
  SUBADVISER:                    SMITH
  PORTFOLIO MANAGER:             Stephen S. Smith (1997)
  ADVISORY FEE:                  Disciplined Growth Portfolio: 0.90%
                                 Small Cap Value Portfolio 0.95%
                                                   [MANAGEMENT OF THE FUNDS TAB]

  PORTFOLIO:                     SMALL CAP INDEX PORTFOLIO
  PORTFOLIO MANAGERS:            David D. Sylvester (1998) and Laurie R. White (1998)
  ADVISORY FEE:                  0.25%

  PORTFOLIO:                     SMALL COMPANY GROWTH PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGERS:            Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
  ADVISORY FEE:                  0.90%


44


  DIVERSIFIED EQUITY FUND
  GROWTH EQUITY FUND - CONTINUED

  PORTFOLIO:                     SMALL COMPANY VALUE PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGERS:            Tasso H. Coin, Jr. (1995)  and Douglas G. Pugh (1997)
  ADVISORY FEE:                  0.90%

  PORTFOLIO:                     SMALL COMPANY STOCK PORTFOLIO
  PORTFOLIO MANAGER:             Kenneth Lee (1999) and Thomas Zeifang (1999)
  ADVISORY FEE:                  0.90%

  PORTFOLIO:                     INTERNATIONAL PORTFOLIO
  ADVISER:                       SCHRODER
  PORTFOLIO MANAGER:             Michael Perelstein (1997)
  ADVISORY FEE:                  0.45%

  PORTFOLIO:                     INTERNATIONAL EQUITY PORTFOLIO
  SUBADVISER:                    WCM
  PORTFOLIO MANAGER:             Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)
  ADVISORY FEE:                  1.20%

  PORTFOLIO:                     SCHRODER EM CORE PORTFOLIO
  ADVISER:                       SCHRODER
  PORTFOLIO MANAGERS:            John A. Troiano (1997), Heather Crighton (1997), and Mark
                                 Bridgeman (1997)
  ADVISORY FEE:                  1.00%


  LARGE COMPANY GROWTH FUND
  PORTFOLIO:                     LARGE COMPANY GROWTH PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGER:             John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
  ADVISORY FEE:                  0.65%


  DIVERSIFIED SMALL CAP FUND
  FUND ADVISORY FEE:             0.25%

  PORTFOLIO:                     SMALL CAP INDEX PORTFOLIO
  PORTFOLIO MANAGERS:            David D. Sylvester (1998) and Laurie R. White (1998)
  ADVISORY FEE:                  0.25%

  PORTFOLIO:                     SMALL COMPANY GROWTH PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGERS:            Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
  ADVISORY FEE:                  0.90%

  PORTFOLIO:                     SMALL COMPANY VALUE PORTFOLIO
  SUBADVISER:                    PEREGRINE
  PORTFOLIO MANAGERS:            Tasso H. Coin, Jr. (1995) and Douglas G. Pugh (1998)
  ADVISORY FEE:                  0.90%


SDIVERSIFIED SMALL CAP FUND - CONTINUED

  PORTFOLIO:                     SMALL COMPANY STOCK PORTFOLIO
  PORTFOLIO MANAGER:             Kenneth Lee (1999) and Thomas Zeifang (1999)
  ADVISORY FEE:                  0.90%.

  DIVERSIFIED SMALL CAP FUND - CONTINUED
  PORTFOLIOS:                    SMALL CAP VALUE PORTFOLIO
  SUBADVISER:                    SMITH
  PORTFOLIO MANAGER:             Stephen S. Smith, CFA (1997)
  ADVISORY FEE:                  Small Cap Value Portfolio: 0.95%



  SMALL COMPANY STOCK FUND
  PORTFOLIO:                     SMALL COMPANY STOCK PORTFOLIO
  PORTFOLIO MANAGER:             Kenneth Lee (1999) and Thomas Zeifang (1999)
  ADVISORY FEE:                  0.90%


  SMALL CAP OPPORTUNITIES FUND
  PORTFOLIO:                     SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
  ADVISER:                       SCHRODER
  PORTFOLIO MANAGER:             Ira Unschuld  (1998)
  ADVISORY FEE:                  0.60%


  INTERNATIONAL FUND
  FUND ADVISORY FEE:             0.25%

  PORTFOLIO:                     INTERNATIONAL PORTFOLIO
  ADVISER:                       SCHRODER
  PORTFOLIO MANAGER:             Michael Perelstein (1997)
  ADVISORY FEE:                  0.45%

  PORTFOLIO:                     SCHRODER EM CORE PORTFOLIO
  ADVISER:                       SCHRODER
  PORTFOLIO MANAGER:             John A. Troiano (1997) Heather Crighton (1997) and Mark
                                 Bridgeman (1997)
  ADVISORY FEE:                  1.00%

                                                   [MANAGEMENT OF THE FUNDS TAB]

46

PORTFOLIO MANAGERS

     NORWEST PORTFOLIO MANAGERS:

     PATRICIA BURNS, associated with Norwest of its affiliates since 1983. Ms. Burns is a Senior Vice President of Peregrine and has been a portfolio manager at Peregrine for more than ten years.

     TASSO H. COIN, JR., associated with Norwest or its affiliates since 1995. Mr. Coin has been a Senior Vice President of Peregrine since 1995. From 1992 to 1995, Mr. Coin was a research officer at Lord Asset Management.

     JOHN S. DALE, associated with Norwest or its affiliates since 1968. Mr. Dale is a Senior Vice President of Peregrine.

     GARY J. DUNN, associated with Norwest or its affiliates since 1979. Mr. Dunn is a Director of Institutional Investments of Norwest.

     WILLIAM D. GIESE, associated with Norwest or its affiliates since 1982. Mr. Giese is a Senior Vice President of Peregrine, has been a portfolio manager at Peregrine for more than ten years, and has more than 20 years' experience in fixed income securities management.

     JOHN HUBER, associated with Norwest or its affiliates since 1990. Mr. Huber has been a Portfolio Manager and Corporate Trading Specialist at Galliard since 1995 and has been in investment management since 1990.

     KENNETH LEE, associated with Norwest or its affiliates since 1999. Mr. Lee also provides fundamental security analysis and portfolio management at WCM.

     RICHARD MERRIAM, associated with Norwest or its affiliates since 1995. Mr. Merriam has been a managing partner of Galliard since 1995 and is responsible for investment process and strategy. Mr. Merriam was previously Chief Investment Officer of Insight Investment Management.

     ROBERT B. MERSKY, associated wtih Norwest or its affiliates since 1968. Mr. Mersky is the President of Peregrine.

     CHARLES J. MEYER, CFA, associated with Norwest or its affiliates since 1998. My. Meyer is a Director - Institutional Portfolio Management. From 1992 to 1998, Mr. Meyer was a portfolio manager for Montana Board of Investments.

     AJAY MIRZA, associated with Norwest or its affiliates since 1995. Mr. Mirza has been a Portfolio Manager and Mortgage Specialist with Galliard since 1995. Before joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers.

     GARY E. NUSSBAUM, associated with Norwest or its affiliates since 1990. Mr. Nussbaum is a Senior Vice President of Peregrine.

     DOUGLAS G. PUGH, associated with Norwest or its affiliates since 1997. Mr. Pugh is a Senior Vice President of Peregrine. Before joining Peregrine, Mr. Pugh was a senior equity analyst and portfolio manager for Advantus Capital Management and an analyst with Kemper Corporation.

     DAVID L. ROBERTS, associated with Norwest or its affiliates since 1972. Mr. Roberts is a Managing Director, Equities of Norwest.

     STEPHEN S. SMITH, associated with Norwest or its affiliates sine 1997. Mr. Smith has been a Chief Investment Officer and principal of the Smith Group since 1995. Mr. Smith previously served as senior portfolio manager with NationsBank and in several capacities with AIM Management Company's Summit Fund.

     DAVID D. SYLVESTER, associated with Norwest or its affiliates since 1979. Mr. Sylvester currently is a Managing Director - Reserve Asset Management.

     PAUL E. VON KUSTER, associated with Norwest or its affiliates since 1972. Mr. Von Kuster is a Senior Vice President of Peregrine.

     LAURIE R. WHITE, associated with Norwest or its affiliates since 1991. Ms. White is a Director-Reserve Asset Management.

     DAVID YIM, associated wtih Norwest or its affiliates since 1995. Mr. Yim has been a Portfolio Manager and Credit Research Specialist of Galliard since 1995 and previously worked for American Express Financial Advisors as a Research Analyst.

     THOMAS ZEIFANG, associated with Norwest or its affiliates since 1999. Mr. Zeifang is also a portfolio manager at WCM. Prior to 1995, he served as an analyst at Fleet Investment Advisors.

     Schroders Portfolio Managers:

     MARK BRIDGEMAN, associated with Schroders or its affiliates since 1990. Mr. Bridgeman is a Vice President of Schroders.

     HEATHER CRIGHTON, associated with Schroders or its affiliates since 1992. Ms Crighton is a Vice President of Schroders.

     MICHAEL PERELSTEIN, associated with Schroders or its affiliates since 1997. Mr. Perelstein has been a Senior Vice President of Schroders since January 1997. Previously Mr. Perelstein was a Managing Director at MacKay Shields.

     JOHN A. TROIANO, associated with Schroders or its affiliates since 1981. Mr. Troiano has been Chief Executive Officer of Schorders since April 1, 1997 and a Managing Director of Schroders since October 1995.

     IRA UNSCHULD, associated with Schroders or its affiliates since 1990. Mr. Unschuld is a Group Vice President.

     WCM PORTFOLIO MANAGERS:

     Stacey Ho, associated with Wells Fargo Bank since 1997. Prior thereto, she was associated with Clemente Capital Management (1995 - 1996) and Edison International (1990 - 1995.)

     Katherine Schapiro, CFA, associated with Wells Fargo Bank since 1992. Ms. Schapiro is President of the Security Analysts of San Francisco. Prior to her association with Wells Fargo Bank, she was a vice president and fund manager for Newport Pacific Management, an international investment advisory firm based in San Francisco.
                                                   [MANAGEMENT OF THE FUNDS TAB]

48

DORMANT INVESTMENT ADVISORY ARRANGEMENTS

     Norwest has been retained as a "dormant" or "back-up" investment adviser to manage any assets redeemed and invested directly by a Fund that invests in 1 or more Portfolios. Norwest does not receive any compensation under this arrangement as long as a Fund invests entirely in Portfolios. If a Fund redeems assets from a Portfolio and invests them directly, Norwest receives an investment advisory fee from the Fund for the management of those assets.

     OTHER FUND SERVICES

     The FORUM FINANCIAL GROUP of companies provide managerial, administrative, and underwriting services to the Funds. NORWEST BANK acts as the Funds' transfer agent, dividend disbursing agent, and custodian.

--------------------------------------------------------------------------------
      CHOOSING A SHARE CLASS       [PC MONITORS]
--------------------------------------------------------------------------------

     Sales charges and fees vary considerably between a Fund's classes. Consider the differences in the classes' fee structures carefully before choosing which class to purchase. In particular, consider how long you intend to invest in the Fund and whether during that period it would be more advantageous to invest in a class with an initial sales charge and comparatively low expenses, a class with no sales charge but with a CDSC and distribution and shareholder servicing fees or a class with a comparatively low initial sales charge, a comparatively low CDSC, and a distribution fee. Also, consider whether you might qualify for a reduced sales charge on A Shares and whether any difference in total expenses between classes would be offset by A Shares' higher yield. The SAI has more information about ways to qualify for reduced sales charges and how reduced sales charge alternatives operate.

A SHARES

     The Funds offers A Shares at their next-determined net asset value plus the following initial sales charge (no sales charge applies to reinvestments of distributions):

                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE OF*
   AMOUNT OF PURCHASE                                 OFFERING PRICE+         NET ASSET VALUE

   Less than $50,000...............                        5.50%                   5.82%
   $50,000 to $99,999..............                        4.50%                   4.71%
   $100,000 to $249,000............                        3.50%                   3.63%
   $250,000 to $499,000............                        2.50%                   2.56%
   $500,000 to $999,000............                        2.00%                   2.04%
   Over $1,000,000.................                        0.00%                   0.00%
   *Rounded to the nearest one-hundredth percent.
   +The amount of the initial sales charge is included in the offering price.


     If you redeem A Shares purchased with a reduced sales charge, the Funds may impose a charge on the redemption depending on how long you have held the shares.

     A  Shares  for  Growth  Balanced  Fund,  Large  Company  Growth  Fund,  and
     Diversified Small Cap Fund have disbribtuion fees of 0.10% under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.



                                                    [CHOOSING A SHARE CLASS TAB]
B SHARES

     The Funds offer B Shares at their net asset value per share. B Shares have distribution and shareholder servicing fees of 1.00% of the average daily net assets of the class under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying a front-end sales charge.

50

CONTINGENT DEFERRED SALES CHARGE

     If you redeem B Shares within 6 years of purchase, there will be a CDSC on the redemption in the amount indicated below. The amount of the CDSC will vary depending on the number of years between the payment for the purchase of the shares and their redemption. You will pay the CDSC on the lesser of the cost of the B Shares redeemed and their net asset value upon redemption. The Funds do not impose a CDSC on B Shares purchased through reinvestments of distributions.


                                  YEAR SINCE PURCHASE                                        CHARGE FOR EACH FUND


                                                                                                     4.0%
                               First.................................................
                                                                                                     3.0%
                               Second................................................
                                                                                                     3.0%
                               Third.................................................
                                                                                                     2.0%
                               Fourth................................................
                                                                                                     2.0%
                               Fifth.................................................
                                                                                                     1.0%
                               Sixth.................................................
                                                                                                     None
                               Seventh...............................................



     The Funds will redeem shares in the manner that results in the imposition of the lowest CDSC. The Funds will automatically redeem shares first from any A Shares of the Fund, second from B Shares and C Shares of the Fund acquired pursuant to reinvestment of distributions, third from B Shares and C Shares of the Fund held for more than 6 years or 1 year, fourth from B Shares held for 5 years and C Shares held for less than 1 year, and fifth from the longest outstanding B Shares of the Fund held for less than 5 years.

CONVERSION FEATURE

     B Shares will automatically convert to A Shares 7 years from the end of the calendar month in which the Fund accepted your purchase. The conversion will be on the basis of the relative net asset values of the shares, without the imposition of any sales load, fee, or other charge. For purposes of conversion, the Funds will consider B Shares purchased through the reinvestment of distributions to be held in a separate sub-account. Each time any B Shares in your account (other than those in the sub-account) convert, a corresponding pro rata portion of the shares in the sub-account will also convert. The Funds may suspend the conversion feature in the future; in that event, B Shares might continue to pay their distribution fee indefinitely.

C SHARES

     The Funds offer C Shares at their next-determined net asset value. There is no sales charge on reinvestments of distributions. C Shares have distribution fees of 0.75% of the average daily net assets of the class under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying a front-end sales charge.

                                                                              51
CONTINGENT  DEFERRED  SALES  CHARGE

     If you redeem C Shares within a year of purchase, there will be a 1.0% CDSC on the redemption. You will pay the CDSC on the lesser of the cost of the C Shares redeemed and their net asset value upon redemption. The Funds do not impose a CDSC on C Shares purchased through reinvestments of distributions.

     The Funds will redeem shares in the manner that results in the imposition of the lowest CDSC. The Funds will automatically redeem shares first from any A Shares of the Fund, second from B Shares and C Shares of the Fund acquired pursuant to reinvestment of distributions, third from B Shares and C Shares of the Fund held for more than 6 years or 1 year, fourth from B Shares held for 5 years and C Shares held for less than 1 year, and fifth from the longest outstanding B Shares of the Fund held for less than 5 years.



















                                                    [CHOOSING A SHARE CLASS TAB]

52

--------------------------------------------------------------------------------
      HOW TO BUY AND SELL SHARES        [PC MONITORS]
--------------------------------------------------------------------------------

     You may purchase Fund shares on "Fund Business Days" at their net asset value next determined after receipt of your purchase order in proper form plus, in the case of A Shares and C Shares, any applicable sales charge. Fund Business Days are all weekdays except generally observed national holidays (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas) and Good Friday.

GENERAL PURCHASE INFORMATION

     You may purchase shares directly or through a financial institution. The Fund's transfer agent processes all transactions in Fund shares.

     All of the Funds require a minimum initial investment of $1,000 and minimum subsequent investments of $100. The Funds may waive their investment minimums. Your shares become eligible to receive distributions the Fund Business Day after your purchase order is received in proper form.

     The Funds reserve the right to reject any subscription for the purchase of shares, including subscriptions by market timers. You will receive share certificates for your shares only if you request them in writing. No certificates are issued for fractional shares.

PURCHASE PROCEDURES

DIRECT PURCHASES

     You may obtain an account application by writing Norwest Advantage Funds at the following address:

                                     NORWEST ADVANTAGE FUNDS
                                     [NAME OF FUND]
                                     NORWEST BANK MINNESOTA, N.A.
                                     TRANSFER AGENT
                                     733 MARQUETTE AVENUE
                                     MINNEAPOLIS, MN 55479-0040

     When you sign an application for a new Fund account, you are certifying that your Social Security number or other taxpayer identification number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

     You must pay for your shares in U.S. dollars by check or money order drawn on a U.S. bank, by bank or federal funds wire transfer, or by electronic bank transfer. Cash cannot be accepted.

     Call or write the transfer agent if you wish to participate in shareholder services not offered on the account application or change information on your account (such as addresses). Norwest Advantage Funds may in the future modify, limit or terminate any shareholder privilege upon appropriate notice and may charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate your participation in any shareholder program by writing to Norwest Advantage Funds.

PURCHASES  BY MAIL

     You may send a check or money order along with a completed account application to Norwest Advantage Funds at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within 2 business days after receipt of the check. Checks drawn on some non-member banks may take longer. If your check does not clear, the purchase order will be canceled and you will be liable for any losses or fees incurred by Norwest Advantage Funds, the transfer agent or the distributor.

     To purchase shares for individual or Uniform Gift to Minors Act accounts, you must write a check or purchase a money order payable to Norwest Advantage Funds or endorse a check made out to you to Norwest Advantage Funds. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, make the check used to purchase shares payable to Norwest Advantage Funds. No other methods of payment by check will be accepted for these types of accounts.

PURCHASES BY BANK WIRE

     You must first telephone the Funds' transfer agent at 1-612-667-8833 or 1-800-338-1348 to obtain an account number before making an initial investment in a Fund by bank wire. Then instruct your bank to wire your money immediately to:

                          NORWEST BANK MINNESOTA, N.A.
                          A091 000 019
                          FOR CREDIT TO: NORWEST ADVANTAGE FUNDS 0844-131
                          RE: [NAME OF FUND][CLASS OF SHARES]
                          ACCOUNT NO.:
                          ACCOUNT NAME:

     Complete and mail the account application promptly. Your bank may charge for transmitting the money by wire. The Funds do not charge for the receipt of wire transfers. The Funds treat payment by bank wire as a federal funds payment when received.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

     You may purchase and redeem shares through certain broker-dealers, banks, and other financial institutions. When you purchase a Fund's shares through a financial institution, the shares may be held in your name or in the name of the financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for purchasing, redeeming, or exchanging shares.

54

SUBSEQUENT PURCHASES OF SHARES

     You may make subsequent purchases by mailing a check, by sending a bank wire, or through a financial institution as indicated above. All payments should clearly indicate your name and account number.

GENERAL REDEMPTION INFORMATION

     You may redeem a Fund's shares as of the next determination of the Fund's net asset value following receipt by the transfer agent of your redemption order in proper form subject to, in the case of B Shares and C Shares, a CDSC imposed on most redemptions made within 6 years or 1 year of purchase. Redeemed shares are not entitled to receive distributions after the day on which the redemption is effective.

     Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days), (2) the New York Stock Exchange is closed (or trading is restricted) for any reason other than normal weekend or holiday closings, (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value, or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

     To protect against fraud, the following must be in writing with a signature guarantee: (1) endorsement on a share certificate; (2) instruction to change your record name; (3) modification of a designated bank account for wire redemptions; (4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5) distribution elections; (6) election of telephone redemption privileges; (7) election of exchange or other privileges in connection with your account; (8) written instruction to redeem shares whose value exceeds $50,000; (9) redemption in an account when the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and (11) the payment of redemption proceeds to any address, person, or account for which there are not established standing instructions.

     You may  obtain  signature  guarantees  at any of the  following  types  of organizations: authorized banks, broker-dealers, national securities exchanges, credit unions, savings associations, or other eligible institutions. The specific institution providing the guarantee must be acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

     The Funds and the transfer agent will use  reasonable  procedures to verify that telephone requests are genuine, including recording telephone instructions and sending written confirmations of the transactions. Such procedures are necessary because the Funds and transfer agent could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of a telephone instruction as soon as you receive the confirmation statement. Telephone redemption and exchanges may be difficult to implement in times of drastic economic or market changes. If you cannot reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.

     Because of the cost of maintaining smaller accounts, Norwest Advantage Funds may redeem, upon not less than 60 days' written notice, any account with a net asset value of less than $1,000 immediately following any redemption.

REDEMPTION PROCEDURES

     If you have invested directly in a Fund you may redeem your shares as described below. If you have invested through a financial institution you may redeem shares through the financial institution. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire you should complete the appropriate sections of the account application. These privileges may not be available until several weeks after the application is received. You may not redeem shares by telephone if you have certificates for those shares.

REDEMPTION BY MAIL

     You may redeem shares by sending a written request to the transfer agent accompanied by any share certificate you have been issued. Sign all requests and endorse all certificates with signature guaranteed.

REDEMPTION BY TELEPHONE

     If you have elected telephone redemption privileges, you may redeem shares by telephoning the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered, and your Social Security number or other taxpayer identification number. Norwest Advantage Funds will mail a check to your record address or, if you have chosen wire redemption privileges, wire the proceeds.

REDEMPTION BY BANK WIRE

     If you have elected wire redemption privileges, you may request a Fund to transmit redemption proceeds of more than $5,000 by federal funds wire to a bank account you have designated in writing. You must have chosen the telephone redemption privilege to request bank redemptions by telephone. Redemption proceeds are wired on the Fund Business Day after the transfer agent receives a redemption request in proper form.
                                                [HOW TO BUY AND SELL SHARES TAB]
EXCHANGES

     You may exchange A Shares and B Shares for A Shares and B Shares, respectively, of the Funds and of other funds of Norwest Advantage Funds that offer those classes of shares. You may exchange C Shares of a Fund for C Shares of the other Funds. You may also exchange your shares for some classes of certain money market funds of Norwest Advantage Funds. Call or write the transfer agent for both a list of funds that offer shares exchangeable with those of the Funds and for prospectuses of those funds.

56

     The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Funds, however, may limit your ability to exchange shares if you exchange too often. Exchanges are subject to the fees (other than CDSCs) charged by, and the limitations (including minimum investment restrictions) of, the fund into which you are exchanging.

     You may only exchange shares into a pre-existing account if that account is identically registered. You must submit a new account application if you wish to exchange shares into an account registered differently or with different shareholder privileges. You may exchange into a fund only if that fund's shares may legally be sold in your state of residence.

     The Funds and federal tax law treat an exchange as a redemption and a purchase of shares. The Funds may amend or terminate exchange procedures on 60 days' notice.

SALES CHARGES

     Some exchanges of A Shares may require a sales charge in addition to the sales charge you paid to purchase the shares. If you exchange into a fund that imposes an initial sales charge greater than the sales charge you paid, you must pay the difference between the sales charge of the fund you are exchanging into and your Fund. For example, if you paid a 2% initial sales charge on a purchase of shares and then exchanged those shares for shares of another fund with a 3% initial sales charge, you would pay an additional 1% sales charge on the exchange. The Funds deem A Shares acquired through the reinvestment of distributions to have been acquired with a sales charge equal to the maximum sales charge of the Fund.

     You may exchange B Shares and C Shares without paying a CDSC. If you redeem B Shares or C Shares you received in an exchange, the CDSC will be calculated as if you never exchanged the shares you originally purchased. B Shares acquired through an exchange will convert to A Shares when the B Shares originally purchased would convert to A Shares.

EXCHANGES BY MAIL

     You may make an exchange by sending a written request to the transfer agent accompanied by any share certificates for the shares to be exchanged. Sign all written requests and endorse all certificates with signature guaranteed.

EXCHANGES BY TELEPHONE

     If you have telephone exchange privileges, you may make a telephone exchange by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and giving your account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number.

--------------------------------------------------------------------------------
     DISTRIBUTIONS AND TAX MATTERS      [OFFICE, WALL STREET JOURNAL]
--------------------------------------------------------------------------------

DISTRIBUTIONS

     The Funds declare and pay distributions of net investment income as follows:

   Declared and paid quarterly:           Income Equity Fund,  ValuGrowth  Stock
                                          Fund, and  Small Company  Stock  Fund.

   Declared and paid annually             Each other Fund.

     Each Fund distributes net capital gain, if any, at least annually.

     You have 3 choices for receiving distributions: the Reinvestment Option, the Cash Option and the Directed Dividend Option.

     * Under the Reinvestment Option, all distributions of a Fund are automatically invested in additional shares of that Fund. You are automatically assigned this option unless you select another option.

     *    Under the Cash Option, you are paid all distributions in cash.

     * Under the Directed Dividend Option, if you own $10,000 or more of a Fund's shares in a single account, you can have that Fund's distributions reinvested in shares of another fund of Norwest Advantage Funds. Call or write the transfer agent for more information about the Directed Dividend Option.

     All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund. All distributions reinvested in a fund are reinvested at the fund's net asset value as of the payment date of the distribution

TAX MATTERS

     The Funds are managed so that they do not owe federal income or excise taxes. Distributions paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gain may be taxable at different rates depending on the length of time the Fund holds its assets. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any distribution of net capital gain received on those shares.

     Distributions reduce the net asset value of the Fund paying the distribution by the amount of the distribution. Furthermore, a distribution made shortly after you purchase shares, although in effect a return of capital to you, is taxable.
                                              [DISTRIBUTIONS AND TAX MATTERSTAB]

     If a Fund receives investment income from sources within foreign countries, that income may be subject to foreign income or other taxes. International Fund intends, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio and Schroder EM Core Portfolio. If you own shares of International Fund, you will be notified of your share of those foreign taxes and will be required to treat the amount of the foreign taxes as additional income. In that event, you may be entitled to claim a credit or deduction for those taxes on your federal tax return.

--------------------------------------------------------------------------------
      OTHER INFORMATION       [PC MONITORS]
--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

     Each Fund determines its net asset value at 4:00 p.m., Eastern Time on each Fund Business Day by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Funds value portfolio securities at current market value if market quotations are readily available. If market quotations are not readily available, the Funds value those securities at fair value as determined by or under procedures adopted by the Board.

     European, Far Eastern, and other international securities exchanges and over-the-counter markets normally complete trading well before the close of business on each Fund Business Day. Trading in foreign securities, however, may not take place on all Fund Business Days or may take place on days that are not Fund Business Days. The determination of the prices of foreign securities may be based on the latest market quotations for the securities. If events occur that affect the securities' value after the close of the markets on which they trade, the Funds may make an adjustment to the value of the securities for purposes of determining net asset value.

     For purposes of determining net asset value, the Funds convert all assets and liabilities denominated in foreign currencies into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

     Each Fund reserves the right to invest in 1 or more Portfolios. Each Fund bears its pro rata share of the expenses of any Portfolio in which it invests. The Board may redeem a Fund's investment in a Portfolio at any time. The Fund could then invest directly in portfolio securities or could re-invest in 1 or more different Portfolios that could have different fees and expenses. A Fund might redeem, for example, if other investors had sufficient voting power to change the investment objectives or policies of the Portfolio in a manner detrimental to the Fund.


BROKER-DEALER REALLOWANCES

     The Funds' distributor may pay a "broker-dealer's" reallowance to certain financial intermediaries purchasing shares as principal or agent. Normally, the distributor will reallow the amounts indicated below, although it may at times reallow the entire sales charge. The distributor also may make additional payments to certain intermediaries out of its own resources of up to 1.00% of the net asset value of Fund shares purchased. Norwest Advantage Funds may change the amount of the reallowance.

     In addition, at its own expense, the distributor may provide compensation, including financial assistance, to financial intermediaries in connection with their conferences, employee sales or training programs, public seminars, advertising campaigns or other special events. The distributor may, for example, compensate the intermediaries with

                                                         [OTHER INFORMATION TAB]

60

     travel arrangements and lodging, tickets for entertainment events, and merchandise. The distributor may make this compensation available only to intermediaries that have sold or are expected to sell significant amounts of Fund shares or who charge an asset based fee, whether or not they have a fiduciary relationship with their clients.

Amount of Purchase                                Broker-Dealers' Reallowance
                                                  as a Percentage of Offering
                                                             Price
Less than $50,000...............                             5.00%
$50,000 to $99,999..............                             4.00%
$100,000 to $249,000............                             3.00%
$250,000 to $499,000............                             2.25%
$500,000 to $999,000............                             1.80%
$1,000,000 to 2,499,999.........                             1.00%
$2,500,000 to 4,999,999.........                             0.50%
Over $5,000,000.................                             0.25%



     NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI, AND THE FUNDS' OFFICIAL SALES LITERATURE. ANY SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.









     If you would like more information about the Funds and their investments, you may want to read the following documents:

     STATEMENT OF ADDITIONAL INFORMATION. A Fund's statement of additional information, or "SAI," contains detailed information about the Funds, such as its investments, management, and organization. It is incorporated into this Prospectus by reference.

     ANNUAL AND SEMI-ANNUAL REPORTS. Additional Information about each Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, each Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     You may obtain free copies of the SAI, annual report, and semi-annual report by contacting your investment representative or by contacting Norwest Advantage Funds, 733 Marquette Avenue, Minneapolis, Minnesota 55479 or by calling 1-800-338-1348 or 1-612-667-8833.

     The Funds' reports and statement of additional information are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. Please call 1-800-SEC-0330 for information about the operation of the SEC's public reference room. The Fund's reports and other information are also available on the SEC's Web Site at http:// www.sec.gov.

     The SEC's Investment Company Act file number for the Funds is 811-4881.




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Norwest Advantage Funds
733 Marquette Avenue
Minneapolis, MN 55479-0040




















Shareholder Services
Minneapolis/St. Paul 1-612-667-8833
Elsewhwere 1-800-338-1348

Norwest Investment Management, Inc.
Investment Adviser


Norwest Bank Minnesota, N.A.
Transfer Agent
Custodian


Forum Financial Services, Inc.
Manager and Distributor


(c) 1998 NORWEST ADVANTAGE FUNDS
NWSFP 02/99                                                  [LOGO]




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